UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6081
                                                     ---------------------

            Nuveen California Municipal Market Opportunity Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
August 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                NUVEEN CALIFORNIA
                                                MUNICIPAL VALUE
                                                FUND, INC.
                                                NCA

                                                NUVEEN CALIFORNIA
                                                PERFORMANCE PLUS
                                                MUNICIPAL FUND, INC.
                                                NCP

                                                NUVEEN CALIFORNIA
                                                MUNICIPAL MARKET
                                                OPPORTUNITY FUND, INC.
                                                NCO

                                                NUVEEN CALIFORNIA
                                                INVESTMENT QUALITY
                                                MUNICIPAL FUND, INC.
                                                NQC

                                                NUVEEN CALIFORNIA
                                                SELECT QUALITY
                                                MUNICIPAL FUND, INC.
                                                NVC

                                                NUVEEN CALIFORNIA
                                                QUALITY INCOME
                                                MUNICIPAL FUND, INC.
                                                NUC



IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger

Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a "buyout" offer from Madison Dearborn Partners, LLC. While this will affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well-balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
October 15, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NCA, NCP, NCO,
NQC, NVC, NUC


Portfolio manager Scott Romans reviews national and state economic and municipal market environments, key investment strategies, and the annual performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed these six Funds since 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2007?

Between September 1, 2006, and August 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped a total of almost 20 basis points to end the reporting period at 4.54%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.83% at the end of August 2007, a net decline of 8 basis points from the end of August 2006. Although longer-term municipal bond interest rates generally declined during the first nine months of this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity, and a flight to quality during the final three months of the period. This was particularly evident in August 2007, when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. (We should note that the Nuveen California Municipal Closed-End Funds had no exposure to the collateralized debt products that were at the center of this liquidity crisis.) During the month of August, the yield on the Bond Buyer 25 Revenue Bond Index jumped 20 basis points from its July 31 level, even as the yield on the 10-year Treasury note dropped almost 25 basis points. These dramatic changes were indicative of the highly unusual dislocation between the direction of rate changes in the municipal and taxable fixed income markets during the last part of this period.

Throughout this 12-month reporting period, the Federal Reserve elected to stay on the sidelines, leaving monetary policy unchanged as it kept close tabs on the pace of economic growth, the situation in the housing market, and inflationary pressures, including higher energy prices. (On September 18, 2007, after the close of this reporting period, the Fed made its first adjustment to the fed discount rate in 15 months, cutting this target rate from 5.25% to 4.75%.) Through much of this period, the U.S. gross domestic product (GDP), a closely watched measure of economic growth, operated at below-trend levels, expanding at a rate of 1.1% in the third quarter of 2006, 2.1% in the fourth quarter of 2006, and 0.6% in the first quarter of 2007, the weakest reading since 2002 (all GDP numbers annualized). However, in the second quarter of 2007, increases in government and business spending and exports helped GDP growth rebound sharply to 3.8%, overcoming a 12% decline in residential investment and noticeable deceleration in consumer spending. While the Consumer Price Index (CPI) registered a




Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

2.0% year-over-year gain as of August 2007, the increase in this inflation gauge for the first eight months of 2007 was 3.7%, driven largely by gains in energy and food prices. The core CPI (which excludes food and energy prices) rose 2.3% between January and August 2007, remaining above the Fed's unofficial target of 2.0% or lower. The labor market continued to be tight, with a national unemployment rate of 4.6% in August 2007, down from 4.7% in August 2006.

Over the 12 months ended August 2007, municipal bond issuance nationwide totaled $437.3 billion, up 22% from the previous 12 months. During the first eight months of 2007, $289.4 billion in new securities came to market, up 21% over the same period in 2006. A major factor in 2007 volume was the 36% increase in advance refundings,1 driven by attractive borrowing rates for issuers during the first part of the year. In the month of August, however, as municipal bond interest rates rose, advance refundings fell off almost 33%, and several scheduled issues were postponed. For the majority of the period, the strength and diversity of demand for municipal bonds were important factors, as the surge in issuance was absorbed by a broad-based universe of traditional and non-traditional buyers, including retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

In terms of gross domestic product by state, California ranked as the 13th fastest growing state economy in the nation in 2006, with growth of 4.2% versus the national average of 3.4%. The state's economy remained diverse, with international trade, technology, tourism, finance, and defense serving as key drivers. California's ports continued to benefit from trade with Asia, and strong global demand for technology products was positive for the state's long-term economic outlook. While overall economic growth remained strong, the California housing market was an area with greater exposure to riskier, non-traditional mortgage products, and we continued to monitor this situation for signs of potential impact on the state's economy. In recent months, the slowdown in the housing sector contributed to job losses in the construction industry, which were offset to some degree by job creation in other sectors. For the majority of this reporting period, California ranked second in the nation in terms of job creation. By August 2007, however, California's unemployment rate had risen to 5.5%, its highest level in more than two years, up from 4.9% in August 2006. Demographic trends in the state remained positive, with population growth of 7.6% over the past six years, compared with the national average of 6.4%.

After a delay of almost two months, the $145.5 billion California state budget for fiscal 2008 was approved in late August 2007, following final cuts totaling $700 million. Among the programs affected by the reductions were naturalization services, the state's discount prescription drug plan, and several Medi-Cal programs, while the $57 billion budget for elementary and high school education was largely spared. In March 2007, Moody's and Standard & Poor's confirmed their ratings on California's general obligation bonds at A1 and A+, respectively, while Fitch affirmed its A+ rating in June 2007.



1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

All three rating agencies maintained stable outlooks for the state. For the 12 months ended August 31, 2007, municipal issuance in California totaled $67.4 billion, an increase of 38% over the previous 12 months. During the first eight months of 2007, California supply rose even more sharply, up 62% from that of January-August 2006, to $49.3 billion. California remained the largest state issuer in the nation for both the 12-month and year-to-date periods.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS ANNUAL REPORTING PERIOD?

In the municipal market environment of the past 12 months, we continued to emphasize a disciplined approach to duration2 management and yield curve positioning. In all six of these Funds, our duration management strategies during this period included the use of inverse floating rate securities,3 a type of derivative financial instrument. The inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing the Funds' income-generation capabilities. This strategy was deployed at varying levels depending on the individual needs of each Fund.

As discussed in past shareholder reports, we have also used forward interest rate swaps (an additional type of derivative instrument) as a duration management tool when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we employed forward interest rate swaps in all six of these Funds.

With California's sizeable increase in municipal issuance during this period, new supply as well as advance refundings and debt restructurings provided us with a greater variety of bonds and sectors from which to choose. During the spring and early summer of 2007, a number of uninsured offerings from major California health care systems--mostly rated AA or A--came to market at very attractive prices. Because of the volume of issuance, the spread levels on these offerings were wider than historical norms, and we added a substantial number of new hospital and health care related issues. We found these opportunities attractive based not only on their price, but also on their performance potential and the support they could provide for the Funds' income streams. We also participated in the $4.5 billion Golden State Tobacco Securitization offering in March 2007, the largest municipal bond deal of the first half of 2007. These tobacco bonds were offered at attractive spreads wider than the national norm, and we added significant positions across the complex of California Funds in order to bring the Funds' tobacco exposure closer to the market average. During this period, we also purchased single family housing bonds as a good way to add income to the California Funds.

As liquidity in the fixed income markets tightened in July and August, we also took advantage of offerings in the secondary markets to add various credit positions at very attractive levels. Among our purchases were community facilities district bonds, marking the first time in several years that we added these bonds to some of the Funds. Until recently, we believed that yields on these bonds were too low to compensate us




2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate securities is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

for the securities' risk. However, following the municipal market's challenges, yields on these securities reached six percent, providing what we believed were compelling opportunities in this sector.

To generate cash for purchases and to help move the Funds' durations closer to our strategic target, we sold holdings with shorter durations, including short-dated pre-refunded bonds and callable bonds priced to short calls. As interest rates rose late in the period, we also found a wide variety of opportunities to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Municipal Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 8/31/07

                                         1-Year       5-Year       10-Year
NCA4                                     2.11%        4.45%        5.14%
NCP                                      0.49%        5.24%        5.78%
NCO                                      0.07%        5.36%        5.61%
NQC                                      0.57%        4.86%        5.69%
NVC                                      0.29%        5.31%        5.94%
NUC                                      0.74%        5.24%        5.85%

Lehman Brothers CA
Tax-Exempt Bond Index5                   2.08%        4.31%        5.37%

Lipper CA Municipal
Debt Funds Average6                      0.34%        5.48%        5.63%


For the 12 months ended August 31, 2007, the total return on NAV for NCA exceeded the return on the Lehman Brothers California Tax-Exempt Bond Index, while the performances of the remaining five Funds in this report lagged the index return. The returns on NCA, NCP, NQC, and NUC outperformed the average return for the Lipper California peer group, while NCO and NVC trailed the group average.

One of the key factors in the annual performance of these Funds relative to that of the unleveraged Lehman Brothers California Tax-Exempt Bond Index was the use of financial leverage. The total returns of five of these Funds (NCP, NCO, NQC, NVC, and NUC) were negatively impacted by their use of leverage during this period; NCA is not leveraged. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the dramatic increase in yields on longer municipal bonds during the last part of this period, the impact of the valuation



*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



4 NCA is an unleveraged Fund; the remaining five Funds in this report are leveraged.

5 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

6 The Lipper California Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24; 5 years, 23; and 10 years, 12. Fund and Lipper returns assume reinvestment of dividends.

changes in these bonds was magnified by the use of leverage in NCP, NCO, NQC, NVC, and NUC. Since NCA is not leveraged, the impact of these changes was much less, which was a major factor in the performance differential between NCA and the other five Funds.

Among the five leveraged Funds, some of the differential in the one-year returns shown in the above table can be attributed to the variation in the percentage of assets that was leveraged in each Fund. That is, the greater the percentage of a Fund's portfolio that was leveraged, the greater the negative impact on that Fund's performance during this period. While the value provided by leverage was limited over this reporting period, we firmly believe that the use of this strategy should work to the benefit of the leveraged Funds over the long term. This is demonstrated by the five-year and ten-year return performances--both absolute and relative to the Lehman Brothers California Tax-Exempt Bond Index--of the five leveraged Funds in this report.

In the interest rate environment over the past 12 months, municipal bonds with maturities of seven years and less, as measured by the Lehman Brothers Municipal Bond Index7, performed best, generally outpacing municipal bonds with longer maturities. The goal among all of these Funds was the same: to reduce relative risk by decreasing the distance between the Funds' durations and the strategic target duration. During this period, that involved working to lengthen duration. However, the Funds' durations continued to be somewhat short of the target, due in part to a large number of advance refundings, which had a shortening effect on the Funds' durations, as well as the natural tendency of bond durations to shorten as time passes. With the strong performance of shorter maturity bonds, this positioning proved to be positive for the Funds' performances during this period.

In addition, pre-refunded bonds, especially those that were advance refunded before longer municipal rates began to rise in mid-2007, performed very well during this period, and we continued to see positive contributions from advance refunding activity, which benefited the Funds through both price appreciation and enhanced credit quality. The varying rates of pre-refundings in several of the Funds also influenced their relative performances for this period.

While the impact of credit quality and sector allocation on Fund performance was outweighed by duration and the use of derivatives during this period, we should note that lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years, as longer municipal rates rose and credit spreads widened. However, structure played an important role in the relative performance of bonds in this credit quality segment. Lower-rated credits that had higher coupons tended to remain at a premium as interest rates backed up during the summer of 2007, enabling these bonds to at least perform in line with the market during this period. At the same time, some of the lower-rated bonds added to the Funds during the earlier part of this period did not have higher coupons and were priced at par or even a slight discount, leading to underperformance as spreads widened.


7 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, also underperformed the general municipal market for this period. Zero coupon bonds also generally posted poor performance due to their longer durations. Sectors of the market that performed well during this period included transportation, water and sewer and special tax-backed issues.

Dividend and Share Price

                 INFORMATION


As previously noted, all of the Funds in this report except NCA use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to short-term interest rates that remained relatively high, which, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in a single monthly dividend reduction in NVC and NUC and two reductions in NCO over the 12-month period ended August 31, 2007. NCA's dividend was also cut once during this period. The dividends of NCP and NQC remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of these Funds received capital gains and/or net ordinary income distributions at the end of December 2006 as follows:

                                     Short-Term Capital Gains
          Long-Term Capital Gains      and/or Ordinary Income
                      (per share)                 (per share)

NCA                       $0.0282                     $0.0001
NCP                       $0.0380                     $0.0149
NCO                            --                     $0.0226
NQC                       $0.0610                     $0.0048
NVC                       $0.0459                     $0.0041
NUC                       $0.0269                     $0.0027

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2007, all of the Funds in this report except NQC had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes. NQC had a positive UNII balance for both tax and financial statement purposes.

As of August 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                              8/31/07          12-Month Average
                             Discount                  Discount

NCA                            -2.23%                    -1.83%
NCP                            -4.74%                    -4.79%
NCO                            -3.62%                    -0.31%
NQC                            -7.22%                    -4.92%
NVC                            -5.29%                    -2.65%
NUC                            -5.69%                    -1.49%

NCA
Performance
OVERVIEW

Nuveen California Municipal Value Fund, Inc.

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       64%
AA                                6%
A                                 9%
BBB                              13%
N/R                               8%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0385
Oct                           0.0385
Nov                           0.0385
Dec                           0.0385
Jan                           0.0385
Feb                           0.0385
Mar                           0.0385
Apr                           0.0385
May                           0.0385
Jun                           0.0365
Jul                           0.0365
Aug                           0.0365

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       9.67
                              9.72
                              9.76
                              9.93
                              10.09
                              10.1287
                              9.93
                              9.87
                              9.95
                              10
                              10.06
                              10.01
                              10.0897
                              10.07
                              10.04
                              10.02
                              10.04
                              10.26
                              9.95
                              9.9601
                              10.1
                              9.97
                              10.1
                              10
                              10.01
                              9.97
                              10.0234
                              9.97
                              9.93
                              9.94
                              10.2
                              10.16
                              10.01
                              9.96
                              10.2
                              10.19
                              10.3
                              10.27
                              9.99
                              10.06
                              9.79
                              9.63
                              9.56
                              9.58
                              9.56
                              9.48
                              9.5
                              9.25
                              9.3
                              9.328
                              9.32
                              9.7
8/31/07                       9.65

FUND SNAPSHOT
------------------------------------
Common Share Price             $9.65
------------------------------------
Common Share
Net Asset Value                $9.87
------------------------------------
Premium/(Discount) to NAV     -2.23%
------------------------------------
Market Yield                   4.54%
------------------------------------
Taxable-Equivalent Yield1      6.95%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $249,022
------------------------------------
Average Effective Maturity
on Securities (Years)          14.87
------------------------------------
Modified Duration               6.75
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.74%         2.11%
------------------------------------
5-Year          4.93%         4.45%
------------------------------------
10-Year         5.07%         5.14%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               36.3%
------------------------------------
Tax Obligation/Limited        26.7%
------------------------------------
Health Care                    9.2%
------------------------------------
Tax Obligation/General         5.6%
------------------------------------
Long-Term Care                 4.4%
------------------------------------
Water and Sewer                3.9%
------------------------------------
Other                         13.9%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0283 per share.

NCP
Performance
OVERVIEW

Nuveen California Performance Plus Municipal Fund, Inc.

as of August 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       71%
AA                               11%
A                                 9%
BBB                               7%
NR                                2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0595
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595


Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.42
                              14.38
                              14.37
                              14.49
                              14.38
                              14.55
                              14.34
                              14.36
                              14.51
                              14.46
                              14.66
                              14.5
                              14.54
                              14.67
                              14.69
                              14.537
                              14.71
                              14.77
                              14.71
                              14.81
                              14.77
                              14.82
                              14.72
                              14.75
                              14.76
                              14.76
                              14.76
                              14.76
                              14.74
                              14.7
                              14.9
                              15.07
                              14.97
                              14.94
                              15.02
                              15.05
                              14.93
                              15
                              14.93
                              15.05
                              14.6
                              14.44
                              14.26
                              14.3901
                              14.77
                              14.45
                              14.13
                              14.18
                              14.02
                              13.81
                              13.68
                              13.78
8/31/07                       14.07

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.07
------------------------------------
Common Share
Net Asset Value               $14.77
------------------------------------
Premium/(Discount) to NAV     -4.74%
------------------------------------
Market Yield                   5.07%
------------------------------------
Taxable-Equivalent Yield1      7.76%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $191,466
------------------------------------
Average Effective Maturity
on Securities (Years)          15.62
------------------------------------
Leverage-Adjusted Duration     10.19
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.21%         0.49%
------------------------------------
5-Year          5.05%         5.24%
------------------------------------
10-Year         4.27%         5.78%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        19.8%
------------------------------------
U.S. Guaranteed               16.9%
------------------------------------
Transportation                16.7%
------------------------------------
Tax Obligation/General        12.8%
------------------------------------
Water and Sewer               10.3%
------------------------------------
Utilities                      6.4%
------------------------------------
Health Care                    6.3%
------------------------------------
Other                         10.8%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0529 per share.

NCO
Performance
OVERVIEW


Nuveen California Municipal Market Opportunity Fund, Inc.

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       73%
AA                               11%
A                                 9%
BBB                               5%
N/R                               2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0665
Oct                           0.0665
Nov                           0.0665
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                            0.064
Apr                            0.064
May                            0.064
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.36
                              15.54
                              15.4
                              15.55
                              15.52
                              15.45
                              15.35
                              15.37
                              15.4
                              15.58
                              15.6
                              15.8
                              15.7
                              16.21
                              16.07
                              15.77
                              15.75
                              15.84
                              15.87
                              15.78
                              15.78
                              15.8
                              16.09
                              15.82
                              15.85
                              15.66
                              15.75
                              15.79
                              15.87
                              15.76
                              15.85
                              15.92
                              15.79
                              15.7501
                              16.02
                              15.95
                              16.23
                              16.2
                              15.78
                              15.91
                              15.07
                              14.55
                              14.49
                              14.65
                              14.67
                              14.47
                              14.6
                              14.43
                              14.52
                              14.46
                              14.43
                              14.55
8/31/07                       14.36

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.36
------------------------------------
Common Share
Net Asset Value               $14.90
------------------------------------
Premium/(Discount) to NAV     -3.62%
------------------------------------
Market Yield                   5.06%
------------------------------------
Taxable-Equivalent Yield1      7.75%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $121,728
------------------------------------
Average Effective Maturity
on Securities (Years)          16.13
------------------------------------
Leverage-Adjusted Duration     10.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.62%         0.07%
------------------------------------
5-Year          4.89%         5.36%
------------------------------------
10-Year         4.76%         5.61%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               20.6%
------------------------------------
Tax Obligation/Limited        17.1%
------------------------------------
Water and Sewer               16.4%
------------------------------------
Transportation                14.5%
------------------------------------
Tax Obligation/General        13.1%
------------------------------------
Health Care                   10.7%
------------------------------------
Other                          7.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2006 of $0.0226 per share.

NQC
Performance
OVERVIEW

Nuveen California Investment Quality Municipal Fund, Inc.

as of August 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       70%
AA                               12%
A                                 9%
BBB                               8%
N/R                               1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0585
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0585
Jul                           0.0585
Aug                           0.0585

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       14.58
                              14.35
                              14.36
                              14.45
                              14.46
                              14.42
                              14.27
                              14.35
                              14.4
                              14.51
                              14.66
                              14.6
                              14.65
                              14.64
                              14.77
                              14.51
                              14.63
                              14.59
                              14.6
                              14.88
                              14.81
                              14.81
                              14.94
                              14.93
                              14.875
                              14.892
                              14.88
                              14.9
                              14.85
                              14.94
                              15.04
                              15.12
                              15.01
                              14.9
                              15.02
                              14.98
                              14.92
                              14.95
                              14.9
                              14.95
                              14.69
                              14.26
                              14.11
                              14.13
                              14
                              14.05
                              13.92
                              13.64
                              13.84
                              13.6
                              13.53
                              13.9
8/31/07                       13.74


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.74
------------------------------------
Common Share
Net Asset Value               $14.81
------------------------------------
Premium/(Discount) to NAV     -7.22%
------------------------------------
Market Yield                   5.11%
------------------------------------
Taxable-Equivalent Yield1      7.83%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $201,067
------------------------------------
Average Effective Maturity
on Securities (Years)          15.48
------------------------------------
Leverage-Adjusted Duration      9.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.03%         0.57%
------------------------------------
5-Year          3.96%         4.86%
------------------------------------
10-Year         4.42%         5.69%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               22.6%
------------------------------------
Tax Obligation/Limited        21.5%
------------------------------------
Transportation                17.9%
------------------------------------
Education and Civic
   Organizations               8.0%
------------------------------------
Health Care                    7.6%
------------------------------------
Tax Obligation/General         7.5%
------------------------------------
Other                         14.9%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0658 per share.

NVC
Performance
OVERVIEW

Nuveen California Select Quality Municipal Fund, Inc.

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       72%
AA                                7%
A                                12%
BBB                               7%
N/R                               2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                           0.0635
Oct                           0.0635
Nov                           0.0635
Dec                           0.0635
Jan                           0.0635
Feb                           0.0635
Mar                            0.061
Apr                            0.061
May                            0.061
Jun                            0.061
Jul                            0.061
Aug                            0.061

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.25
                              15.08
                              14.98
                              15.12
                              15.07
                              15.11
                              15.07
                              15.01
                              15.14
                              15.14
                              15.13
                              15.21
                              15.08
                              15.1601
                              15.25
                              15.29
                              15.43
                              15.52
                              15.4
                              15.36
                              15.31
                              15.28
                              15.22
                              15.1901
                              15.3
                              15.277
                              15.21
                              15.16
                              15.03
                              15.04
                              15.04
                              15.14
                              15.12
                              15.113
                              15.2
                              15.18
                              15.22
                              15.1699
                              15.2
                              15.19
                              14.67
                              14.44
                              14.3
                              14.29
                              14.18
                              14.09
                              14.09
                              13.78
                              14.05
                              13.85
                              13.51
                              14.05
8/31/07                       13.97

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.97
------------------------------------
Common Share
Net Asset Value               $14.75
------------------------------------
Premium/(Discount) to NAV     -5.29%
------------------------------------
Market Yield                   5.24%
------------------------------------
Taxable-Equivalent Yield1      8.02%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $341,102
------------------------------------
Average Effective Maturity
on Securities (Years)          15.73
------------------------------------
Leverage-Adjusted Duration     10.63
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.40%         0.29%
------------------------------------
5-Year          4.45%         5.31%
------------------------------------
10-Year         4.87%         5.94%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               27.4%
------------------------------------
Tax Obligation/Limited        18.7%
------------------------------------
Tax Obligation/General        11.8%
------------------------------------
Transportation                10.9%
------------------------------------
Health Care                   10.6%
------------------------------------
Utilities                      8.6%
------------------------------------
Other                         12.0%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0500 per share.

NUC
Performance
OVERVIEW

Nuveen California Quality Income Municipal Fund, Inc.

as of August 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       74%
AA                                6%
A                                 9%
BBB                               8%
N/R                               3%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Sep                            0.065
Oct                            0.065
Nov                            0.065
Dec                            0.065
Jan                            0.065
Feb                            0.065
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                           0.0625
Jul                           0.0625
Aug                           0.0625

Line Chart:
Share Price Performance -- Weekly Closing Price
9/01/06                       15.29
                              15.33
                              15.11
                              15.19
                              15.22
                              15.17
                              15.11
                              15.19
                              15.41
                              15.34
                              15.62
                              15.58
                              15.48
                              15.78
                              15.75
                              15.45
                              15.27
                              15.34
                              15.53
                              15.66
                              15.52
                              15.54
                              15.55
                              15.69
                              15.61
                              15.59
                              15.51
                              15.57
                              15.26
                              15.24
                              15.31
                              15.52
                              15.22
                              15.18
                              15.31
                              15.44
                              15.51
                              15.349
                              15.31
                              15.27
                              15.24
                              15.0099
                              14.91
                              14.85
                              14.75
                              14.58
                              14.574
                              14.39
                              14.31
                              14.41
                              14.05
                              13.97
8/31/07                       14.08

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.08
------------------------------------
Common Share
Net Asset Value               $14.93
------------------------------------
Premium/(Discount) to NAV     -5.69%
------------------------------------
Market Yield                   5.33%
------------------------------------
Taxable-Equivalent Yield1      8.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $328,756
------------------------------------
Average Effective Maturity
on Securities (Years)          15.19
------------------------------------
Leverage-Adjusted Duration     10.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.92%         0.74%
------------------------------------
5-Year          3.73%         5.24%
------------------------------------
10-Year         4.93%         5.85%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               31.0%
------------------------------------
Tax Obligation/Limited        21.4%
------------------------------------
Tax Obligation/General        11.6%
------------------------------------
Transportation                 8.8%
------------------------------------
Health Care                    7.2%
------------------------------------
Water and Sewer                4.4%
------------------------------------
Consumer Staples               4.2%
------------------------------------
Other                         11.4%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0296 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. (the "Funds"), as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other applicable auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 18, 2007

NCA
Nuveen California Municipal Value Fund, Inc.
Portfolio of INVESTMENTS

                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.9% (2.9% OF TOTAL INVESTMENTS)

$         590   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      547,007
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

       10,110   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          6,651,571
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       10,700   Total Consumer Staples                                                                                    7,198,578
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 0.8% (0.8% OF TOTAL INVESTMENTS)

          140   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            137,505
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           95    5.000%, 11/01/21                                                    11/15 at 100.00          A2             97,785
          125    5.000%, 11/01/25                                                    11/15 at 100.00          A2            127,129

        1,500   California Statewide Community Development Authority,                12/07 at 104.00         N/R          1,566,525
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,860   Total Education and Civic Organizations                                                                   1,928,944
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.2% (9.2% OF TOTAL INVESTMENTS)

          730   Arcadia, California, Hospital Revenue Bonds, Methodist Hospital      11/07 at 100.00        BBB+            731,139
                 of Southern California, Series 1992, 6.500%, 11/15/12

        1,870   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          1,860,220
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        5,365   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          5,460,980
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        4,690   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+          4,531,103
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,460   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          1,473,899
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        2,710   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          2,854,145
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,845   Rancho Mirage Joint Powers Financing Authority, California,           7/17 at 100.00          A3          1,794,004
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        1,000   Sierra View Local Health Care District, California, Revenue           9/17 at 100.00         N/R            978,540
                 Bonds, Series 2007, 5.250%, 7/01/37 (WI/DD, Settling 9/18/07)

        1,440   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,457,683
                 Hospital Association, Series 1997A, 5.300%, 12/01/08

        1,730   West Contra Costa Healthcare District, California, Certificates       7/14 at 100.00         AAA          1,825,894
                 of Participation, Series 2004, 5.375%, 7/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,840   Total Health Care                                                                                        22,967,607
------------------------------------------------------------------------------------------------------------------------------------


                                       19


NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.2% (3.2% OF TOTAL INVESTMENTS)

$       3,350   ABAG Finance Authority for Non-Profit Corporations, California,         No Opt. Call         BBB     $    3,413,985
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/The Highlands of Marin Apartments, Series 2000A,
                 6.400%, 8/15/30 (Mandatory put 8/15/08) (Alternative Minimum Tax)

        2,520   California Statewide Community Development Authority, Multifamily     7/09 at 102.00         N/R          2,597,213
                 Housing Revenue Bonds, Harbor City Lights, Series 1999Y,
                 6.650%, 7/01/39 (Alternative Minimum Tax)

          465   Riverside County, California, Subordinate Lien Mobile Home Park      11/07 at 100.00         N/R            465,000
                 Revenue Bonds, Bravo Mobile Home Park Project, Series 1999B,
                 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park             7/08 at 102.00         N/R          1,448,050
                 Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
                 Project, Series 1998A, 5.700%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        7,775   Total Housing/Multifamily                                                                                 7,924,248
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          395   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            413,198
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

            5   California Rural Home Mortgage Finance Authority, GNMA                  No Opt. Call         Aaa              5,188
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1993A-2, 7.950%, 12/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          400   Total Housing/Single Family                                                                                 418,386
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.4% OF TOTAL INVESTMENTS)

        1,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            956,040
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.4% (4.4% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City,
                Series 2004:
        1,850    5.400%, 8/15/24                                                      8/14 at 100.00          A+          1,899,210
        2,130    5.600%, 8/15/34                                                      8/14 at 100.00          A+          2,190,513

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,      11/07 at 102.00        BBB-          2,736,238
                 Certificates of Participation, American Baptist Homes of
                 the West, Series 1997A, 5.750%, 10/01/17

        2,640   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          2,668,538
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        1,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          1,520,550
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
       10,840   Total Long-Term Care                                                                                     11,015,049
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.6% (5.6% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,              4/14 at 100.00          A+              5,149
                 5.250%, 4/01/34

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/20                                                      2/14 at 100.00          A+            516,170
        5,200    5.000%, 2/01/21                                                      2/14 at 100.00          A+          5,353,556

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,036,880
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        1,500   Los Angeles Unified School District, California, General Obligation   7/16 at 100.00         AAA          1,560,180
                 Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          2,237,840
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          270   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            278,443
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,500   San Ramon Valley Unified School District, Contra Costa County,        8/13 at 100.00         AAA          1,541,655
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,460   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA     $    1,517,991
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,435   Total Tax Obligation/General                                                                             14,047,864
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 27.1% (26.7% OF TOTAL INVESTMENTS)

                Bell Community Redevelopment Agency, California, Tax Allocation
                Bonds, Bell Project Area, Series 2003:
        3,000    5.500%, 10/01/23 - RAAI Insured                                     10/13 at 100.00          AA          3,033,810
        1,000    5.625%, 10/01/33 - RAAI Insured                                     10/13 at 100.00          AA          1,008,910

                Burbank Redevelopment Agency, California, Tax Allocation Bonds,
                Golden State Redevelopment Project, Series 2003:
        1,700    5.625%, 12/01/28 - FGIC Insured                                     12/13 at 100.00         AAA          1,824,100
        5,010    5.750%, 12/01/33 - FGIC Insured                                     12/13 at 100.00         AAA          5,404,087

        2,400   Calexico Community Redevelopment Agency, California, Tax              8/13 at 102.00         AAA          2,451,024
                 Allocation Bonds, Merged Central Business and Residential
                 District Project, Series 2003C, 5.000%, 8/01/28 - AMBAC Insured

        1,790   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          1,907,567
                 5.000%, 7/01/15

          340   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            350,741
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,005   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA          1,033,281
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        2,800   Commerce Community Development Commission, California,                2/08 at 102.00         N/R          2,849,140
                 Subordinate Lien Tax Allocation Refunding Bonds,
                 Redevelopment Project 1, Series 1997B, 6.000%, 8/01/21

        1,530   Duarte Redevelopment Agency, California, Tax Allocation               9/07 at 102.00         N/R          1,574,339
                 Refunding Bonds, Amended Davis Addition Project Area,
                 Series 1997A, 6.700%, 9/01/14

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          160    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            153,832
          375    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            354,994

        2,500   Kern County Board of Education, California, Certificates of           6/16 at 100.00         AAA          2,539,675
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

          615   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            618,825
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,750   Los Angeles County Schools, California, Certificates of               9/13 at 100.00         AAA          2,789,105
                 Participation, Pooled Financing Program, Regionalized Business
                 Services Corporation, Series 2003A, 5.000%, 9/01/28 -
                 FSA  Insured

        3,665   Milpitas, California, Local Improvement District 20 Limited           3/08 at 103.00         N/R          3,791,736
                 Obligation Bonds, Series 1998A, 5.650%, 9/02/13

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,045    5.250%, 9/01/22 - AMBAC Insured                                      9/14 at 100.00         AAA          1,090,656
        1,145    5.250%, 9/01/23 - AMBAC Insured                                      9/14 at 100.00         AAA          1,192,941
        1,255    5.250%, 9/01/24 - AMBAC Insured                                      9/14 at 100.00         AAA          1,305,250

        2,000   Monterey County, California, Certificates of Participation,           8/17 at 100.00         Aaa          1,849,940
                 Series 2007, 4.500%, 8/01/37 - AMBAC Insured

          420   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA            451,366
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,344,560
                 California, Special Tax Bonds, Community Facilities District 90-1,
                 Series 1999, 5.800%, 8/01/29 - FSA Insured

          290   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            293,721
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured


                                       21


NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,000   Riverside County Redevelopment Agency, California, Tax Allocation    10/14 at 100.00         AAA     $    5,051,750
                 Housing Bonds, Series 2004A, 5.000%, 10/01/37 - XLCA Insured

          360   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            365,972
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,130   San Francisco Redevelopment Agency, California, Lease Revenue         7/11 at 102.00         AAA          3,263,244
                 Bonds, Moscone Convention Center, Series 2004,
                 5.250%, 7/01/23 - AMBAC Insured

        2,750   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA          2,848,368
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        1,400   Shafter Joint Powers Financing Authority, California, Lease           1/08 at 100.50           A          1,416,100
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Simi Valley, California, Certificates of Participation, Series 2004,  9/14 at 100.00         AAA          1,021,610
                 5.000%, 9/01/24 - AMBAC Insured

        1,925   Travis Unified School District, Solano County, California,            9/16 at 100.00         Aaa          1,966,272
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

        3,845   Ventura County Superintendent of Schools, California, Certificates   12/11 at 100.00         AAA          3,896,100
                 Participation, Series 2003, 5.000%, 12/01/27 - AMBAC Insured

        1,185   Vista Joint Powers Financing Authority, California, Special Tax       9/07 at 100.00         N/R          1,185,581
                 Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
       65,390   Total Tax Obligation/Limited                                                                             67,228,597
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.7% (3.7% OF TOTAL INVESTMENTS)

        2,500   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          2,571,050
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        5,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,118,850
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,              7/10 at 101.00         AAA          1,306,400
                 5.500%, 7/01/30 - FSA Insured

          240   Palm Springs Financing Authority, California, Palm Springs            7/14 at 102.00         N/R            232,805
                 International Airport Revenue Bonds, Series 2006,
                 5.550%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,490   Total Transportation                                                                                      9,229,105
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 36.6% (36.3% OF TOTAL INVESTMENTS) (4)

        2,400   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00     N/R (4)          2,541,936
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

        4,500   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          4,827,825
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

        3,115   California Educational Facilities Authority, Revenue Bonds,           6/10 at 101.00    Baa3 (4)          3,368,748
                 Pooled College and University Projects, Series 2000C,
                 6.750%, 6/01/30 (ETM)

       12,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)         12,763,198
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        2,845   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00      A1 (4)          3,089,215
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        6,260   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          6,639,669
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        5,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00         AAA          5,323,200
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          2,702,507
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
$       3,800    5.500%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA     $    4,103,544
        3,000    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          3,258,750

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          2,739,425
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,935   Los Angeles Community Redevelopment Agency, California,               1/08 at 100.00     BBB (4)          1,939,741
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

        3,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          3,415,456
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22
                 (Pre-refunded 7/01/13) - FSA Insured

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,889,096
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21
                 (Pre-refunded 8/01/08) - FSA Insured

        5,000   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA          5,406,350
                 Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded
                 8/01/13) - FGIC Insured

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities Program           No Opt. Call         AAA          5,679,280
                 Single Family Mortgage Revenue Bonds, Series 1988A,
                 0.000%, 3/01/17 (ETM)

        3,300   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          3,541,659
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

       20,415   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA          9,275,555
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative
                 Minimum Tax) (ETM)

        5,000   San Diego Unified School District, California, General Obligation     7/14 at 100.00         AAA          5,368,750
                 Bonds, Series 2004F, 5.000%, 7/01/29 (Pre-refunded 7/01/14) -
                 FSA Insured

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          3,274,380
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       99,745   Total U.S. Guaranteed                                                                                    91,148,284
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.7% (2.7% OF TOTAL INVESTMENTS)

        2,600   California Statewide Community Development Authority,                11/07 at 101.00         N/R          2,502,526
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          605   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            619,750
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,470   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          3,690,900
                 Environmental Control Facilities Financing Authority,
                 Co-Generation Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,675   Total Utilities                                                                                           6,813,176
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.9% (3.9% OF TOTAL INVESTMENTS)

        1,500   California Department of Water Resources, Water System                6/15 at 100.00         AAA          1,556,460
                 Revenue Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 - FSA Insured

        1,500   Castaic Lake Water Agency, California, Revenue Certificates of        8/16 at 100.00         AAA          1,519,860
                 Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          410   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            418,733
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA            514,230
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

          625   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            645,300
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,580   San Diego County Water Authority, California, Water Revenue           5/12 at 101.00         AAA          1,609,530
                 Refunding Certificates of Participation, Series 2002A,
                 5.000%, 5/01/26 - MBIA Insured


                                       23


NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,500   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+     $    3,556,140
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
        9,615   Total Water and Sewer                                                                                     9,820,253
------------------------------------------------------------------------------------------------------------------------------------
$     259,765   Total Investments (cost $240,358,725) - 100.7%                                                          250,696,131
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.4)%                                                                       (3,576,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                      1,901,539
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 249,021,670
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup     $ 7,500,000             Pay   3-Month USD-LIBOR        5.808%   Semi-Annually      7/1/08       7/1/33       $344,190
JPMorgan       11,000,000             Pay                SIFM        4.376        Quarterly      8/6/08       8/6/37        298,473
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $642,663
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCP
Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5% (2.9% OF TOTAL INVESTMENTS)

$         705   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      653,627
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

       12,135   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          7,983,859
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       12,840   Total Consumer Staples                                                                                    8,637,486
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.5% (4.2% OF TOTAL INVESTMENTS)

          160   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            157,149
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          110    5.000%, 11/01/21                                                    11/15 at 100.00          A2            113,225
          150    5.000%, 11/01/25                                                    11/15 at 100.00          A2            152,555

        4,730   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          4,909,977
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/21

        4,730   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          4,927,951
                 Series 2002A, 5.000%, 11/01/19 - AMBAC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA          2,133,200
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,880   Total Education and Civic Organizations                                                                  12,394,057
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.8% (6.3% OF TOTAL INVESTMENTS)

        2,205   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          2,193,468
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        6,385   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          6,499,228
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        5,595   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+          5,405,441
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,755   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          1,771,708
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,355   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          1,427,072
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,600   The Regents of the University of California, Medical Center           5/15 at 101.00         AAA          1,480,288
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,895   Total Health Care                                                                                        18,777,205
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.9% (3.1% OF TOTAL INVESTMENTS)

        3,750   California Statewide Community Development Authority, Revenue           No Opt. Call         BBB          3,771,263
                 Refunding Bonds, Irvine Apartment Communities Development,
                 Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)

        1,500   California Statewide Community Development Authority, Student         8/12 at 100.00           A          1,517,610
                 Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                 LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured


                                       25

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,915   Los Angeles, California, GNMA Collateralized Multifamily Housing     11/07 at 102.00         AAA     $    3,961,745
                 Revenue Bonds, Ridgecroft Apartments, Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,165   Total Housing/Multifamily                                                                                 9,250,618
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          475   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            496,883
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,195,050
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.9% (12.8% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,              4/14 at 100.00          A+              5,149
                 5.250%, 4/01/34

        2,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00         AAA          2,092,840
                 5.250%, 2/01/22 - CIFG Insured

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/23                                                      2/14 at 100.00          A+            512,520
        3,950    5.200%, 4/01/26                                                      4/14 at 100.00          A+          4,086,986

        3,550   Centinela Valley Union High School District, Los Angeles                No Opt. Call         AAA          3,839,467
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        1,400   Los Rios Community College District, Sacramento, El Dorado            8/14 at 102.00         AAA          1,451,940
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/24 - FSA Insured

        3,200   Murrieta Valley Unified School District, Riverside County,            9/17 at 100.00         AAA          3,056,448
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

        4,765   North Orange County Community College District, California,             No Opt. Call         AAA          1,792,355
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          2,926,050
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured

        6,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          6,535,140
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

                Riverside Community College District, California, General Obligation
                Bonds, Series 2004A:
           15    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA             15,767
           20    5.250%, 8/01/26 - MBIA Insured                                       8/14 at 100.00         AAA             20,956

          325   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            335,163
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        4,000   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          4,323,000
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/22 -
                 FSA Insured

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00         AAA          3,153,930
                 County, California, General Obligation Bonds, Series 2000B,
                 5.600%, 9/01/24 - FGIC Insured

        2,200   Santa Maria Joint Union High School District, Santa Barbara             No Opt. Call         Aaa          2,506,328
                 and San Luis Obispo Counties, California, General Obligation
                 Bonds, Series 2003B, 5.625%, 8/01/24 - FSA Insured

        1,440   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,513,123
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,945   Total Tax Obligation/General                                                                             38,167,162
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.9% (19.8% OF TOTAL INVESTMENTS)

        5,045   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          5,236,256
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        1,575   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          1,676,178
                 Department of General Services, Series 2003D, 5.500%, 6/01/20

        3,010   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          3,225,095
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,195   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+     $    2,339,168
                 5.000%, 7/01/15

          400   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            412,636
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,210   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA          1,244,049
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        2,000   Coachella Valley Unified School District, Riverside County,           9/16 at 100.00         Aaa          2,032,620
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00         AAA          2,595,775
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

        1,660   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          1,699,442
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1500, 6.390%, 6/01/45 -
                 AMBAC Insured (IF)

        1,045   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,082,516
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

        1,750   Hesperia Community Redevelopment Agency, California, Tax              9/15 at 100.00         AAA          1,787,608
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/25 - XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          195    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            187,483
          450    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            425,993

          730   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            734,541
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        3,335   Los Angeles County Public Works Financing Authority, California,        No Opt. Call         AAA          3,534,800
                 Lease Revenue Bonds, Series 2006B, Residuals 1940,
                 6.450%, 9/01/31 - FGIC Insured (IF)

        4,000   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          3,925,040
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        1,065   Monterey County, California, Certificates of Participation,           8/17 at 100.00         Aaa            985,093
                 Series 2007, 4.500%, 8/01/37 - AMBAC Insured

        1,395   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,427,225
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/22 - FSA Insured

        3,500   Murrieta Redevelopment Agency, California, Tax Allocation Bonds,      8/17 at 100.00         AAA          3,567,025
                 Series 2007A, 5.000%, 8/01/37 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,026,730
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          350   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            354,491
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,500   Riverside County Public Financing Authority, California, Tax         10/15 at 100.00         AAA          1,517,340
                 Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/37 - XLCA Insured

        1,000   Rohnert Park Community Development Commission, California,            8/17 at 100.00         AAA          1,017,570
                 Redevelopment Project Tax Allocation Bonds, Series 2007R,
                 5.000%, 8/01/37 - FGIC Insured

          435   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            442,217
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          1,103,290
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        5,000   San Marcos Public Facilities Authority, California, Tax Allocation    8/15 at 100.00         AAA          5,079,850
                 Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                 AMBAC Insured

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
        2,695    5.000%, 6/01/20 - MBIA Insured                                       6/13 at 100.00         AAA          2,801,426
        1,500    5.000%, 6/01/21 - MBIA Insured                                       6/13 at 100.00         AAA          1,554,750


                                       27

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
$       2,000    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA     $    2,045,620
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          4,129,548

------------------------------------------------------------------------------------------------------------------------------------
       57,555   Total Tax Obligation/Limited                                                                             59,191,375
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 26.0% (16.7% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          1,470,641
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,036,485
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00          AA          2,886,672
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax) (5)                        5/10 at 101.00          AA         12,521,202

        8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          8,883,790
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,480,542
                 5.250%, 11/01/20 - FGIC Insured

       14,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         14,559,298
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.500%, 5/01/24 - FSA Insured (Alternative
                 Minimum Tax)

        2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          2,034,680
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.000%, 5/01/23 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,505   Total Transportation                                                                                     49,873,310
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.3% (16.9% OF TOTAL INVESTMENTS) (4)

        2,000   California County Tobacco Securitization Agency, Tobacco              6/10 at 100.00     N/R (4)          2,035,160
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        5,250   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          5,632,463
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

        3,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)          3,190,800
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        5,360   California Infrastructure Economic Development Bank, First Lien         No Opt. Call         AAA          5,701,593
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/23 - FSA Insured (ETM)

        3,395   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00      A1 (4)          3,686,427
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          5,234,880
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

        3,750   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          4,049,550
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,447,540
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,603,225
                 General Obligation Bonds, Series 1997A, 5.500%, 5/01/22
                 (Pre-refunded 11/01/08) - FGIC Insured

        8,000   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          8,390,958
                 Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded
                 7/01/10) - FGIC Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          4,292,920
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,960   Riverside Community College District, California, General             8/14 at 100.00         AAA     $    2,135,479
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/26
                 (Pre-refunded 8/01/14) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,215   Total U.S. Guaranteed                                                                                    50,400,995
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.0% (6.4% OF TOTAL INVESTMENTS)

        4,470   California Statewide Community Development Authority,                11/07 at 101.00         N/R          4,302,420
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          725   Los Angeles Department of Water and Power, California, Power          7/13 at 100.00         AAA            751,579
                 System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                 MBIA Insured

          500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA            513,165
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

          715   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            732,432
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call         Aaa         11,177,318
                 Management System Revenue Refunding Bonds, Series 1997,
                 5.250%, 12/01/13 - AMBAC Insured (Alternative Minimum Tax)

        1,000   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          1,054,890
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA            521,530
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,360   Total Utilities                                                                                          19,053,334
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 16.1% (10.3% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority, Water          10/13 at 100.00         AAA          1,041,920
                 and Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2003A, 5.250%, 10/01/23 - FSA Insured

        2,500   El Centro Financing Authority, California, Water Revenue Bonds,      10/16 at 100.00         AAA          2,445,500
                 Series 2006A, 4.750%, 10/01/31 - FSA Insured

          490   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            500,437
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,770   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          5,121,406
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        2,500   Pajaro Valley Water Management Agency, California, Revenue            3/09 at 101.00         AAA          2,584,800
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29 -
                 AMBAC Insured

        5,985   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00          AA          6,325,247
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

          750   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            772,178
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        4,000   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          4,487,200
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA          4,874,222
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA          1,739,729
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured


                                       29

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         945   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+     $      960,158
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
       29,225   Total Water and Sewer                                                                                    30,852,797
------------------------------------------------------------------------------------------------------------------------------------
$     293,310   Total Investments (cost $289,405,379) - 155.8%                                                          298,290,272
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (4,258,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      3,433,507
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.4)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 191,465,779
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup     $2,000,000              Pay   3-Month USD-LIBOR        5.808%   Semi-Annually      7/1/08       7/1/33       $ 91,784
JPMorgan       2,000,000              Pay                SIFM        4.376        Quarterly      8/6/08       8/6/37         54,268
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $146,052
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $263,382, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCO
Nuveen California Municipal Market Opportunity Fund, Inc.
Portfolio of INVESTMENTS

                                                                 August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.7% (3.0% OF TOTAL INVESTMENTS)

$         450   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      417,209
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        8,090   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          5,322,573
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        8,540   Total Consumer Staples                                                                                    5,739,782
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          100   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             98,218
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           70    5.000%, 11/01/21                                                    11/15 at 100.00          A2             72,052
           95    5.000%, 11/01/25                                                    11/15 at 100.00          A2             96,618

        1,000   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,019,730
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total Education and Civic Organizations                                                                   1,286,618
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.1% (10.7% OF TOTAL INVESTMENTS)

        1,415   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          1,407,600
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        5,305   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          5,399,907
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        3,200   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          3,274,720
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,000   California Statewide Community Development Authority, Insured        10/17 at 100.00          A+            974,900
                 Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                 Hospital, Series 2007A, 5.000%, 10/01/37

        3,580   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+          3,458,710
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,135   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          1,145,805
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

          675   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA            710,903
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        3,690   Rancho Mirage Joint Powers Financing Authority, California,           7/17 at 100.00          A3          3,588,008
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        1,000   The Regents of the University of California, Medical Center           5/15 at 101.00         AAA            925,180
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,000   Total Health Care                                                                                        20,885,733
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,550   San Bernardino County Housing Authority, California, Multifamily        No Opt. Call          A-          1,580,520
                 Housing Revenue Refunding Bonds, Equity Residential
                 Properties/Redlands Lawn and Tennis Apartments,
                 Series 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NCO
Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

$         305   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA     $      319,051
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          750   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            717,030
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.7% (13.1% OF TOTAL INVESTMENTS)

        4,125   Alameda Unified School District, Alameda County, California,            No Opt. Call         AAA          1,735,800
                 General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 -
                 FSA Insured

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,056,300
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,046,420

        1,350   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          1,390,406
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured

        3,230   Fullerton Joint Union High School District, Orange County,            8/15 at 100.00         Aaa          3,331,002
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/27 - FGIC Insured

        2,150   Los Rios Community College District, Sacramento, El Dorado            8/14 at 102.00         AAA          2,229,765
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/24 - FSA Insured

        4,100   Monrovia Unified School District, Los Angeles County, California,       No Opt. Call         AAA          1,542,215
                 General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,642,150
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        1,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          1,114,440
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           25   Riverside Community College District, California, General             8/14 at 100.00         AAA             26,412
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24 -
                 MBIA Insured

          210   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            216,567
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, California, General Obligation     7/10 at 100.00         AAA          5,182,250
                 Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/21 -
                 MBIA Insured

        4,970   San Rafael City High School District, Marin County, California,         No Opt. Call         AAA          1,869,466
                 General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 -
                 FGIC Insured

        4,175   Southwestern Community College District, San Diego County,              No Opt. Call         AAA          1,756,840
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,835   Total Tax Obligation/General                                                                             25,140,033
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 26.9% (17.1% OF TOTAL INVESTMENTS)

        2,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          2,142,920
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        1,420   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          1,513,266
                 5.000%, 7/01/15

          260   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            268,213
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          770   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            791,668
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,035   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,072,157
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          125    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            120,181
          290    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            274,529


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         470   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa     $      472,923
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,375    5.250%, 9/01/25 - AMBAC Insured                                      9/14 at 100.00         AAA          1,426,728
        1,500    5.250%, 9/01/26 - AMBAC Insured                                      9/14 at 100.00         AAA          1,553,700

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         14,279,543
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities          3/08 at 101.00         N/R          1,013,490
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        1,065   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA          1,097,291
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/22 - MBIA Insured

          225   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            227,887
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          280   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            284,645
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,758,225
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     2/08 at 100.00         AAA          2,257,977
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          1,242,924
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,670   Total Tax Obligation/Limited                                                                             32,798,267
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 22.8% (14.5% OF TOTAL INVESTMENTS)

        4,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          3,714,760
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00          AA          8,955,004
                 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          5,454,960
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2000, Issue
                25:
        2,515    5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)              5/10 at 101.00         AAA          2,615,474
        3,100    5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)              5/10 at 101.00         AAA          3,250,381

        1,250   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA          1,279,100
                 San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured

        2,465   San Francisco Airports Commission, California, Special Facilities     1/08 at 102.00         AAA          2,530,002
                 Lease Revenue Bonds, San Francisco International Airport,
                 SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 - FSA
                 Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       27,080   Total Transportation                                                                                     27,799,681
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 32.6% (20.6% OF TOTAL INVESTMENTS) (4)

        1,260   California County Tobacco Securitization Agency, Tobacco              6/10 at 100.00     N/R (4)          1,282,151
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        3,000   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          3,218,550
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

          400   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)            425,440
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)


                                       33

NCO
Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                California, General Obligation Bonds, Series 2004:
$       1,000    5.125%, 2/01/27 (Pre-refunded 2/01/14)                               2/14 at 100.00      A+ (4)     $    1,076,850
        2,100    5.250%, 4/01/34 (Pre-refunded 4/01/14)                               4/14 at 100.00      A1 (4)          2,280,264

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          2,191,540
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        5,000   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          5,244,350
                 Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded 7/01/10) -
                 FGIC Insured

        2,000   Monterey County, California, Certificates of Participation, Master    8/11 at 100.00         Aaa          2,103,460
                 Plan Financing, Series 2001, 5.000%, 8/01/21 (Pre-refunded
                 8/01/11) - MBIA Insured

        4,000   Pomona, California, GNMA/FHLMC Collateralized Single Family             No Opt. Call         AAA          5,072,120
                 Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23 (ETM)

        1,875   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,042,869
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - MBIA Insured

        7,000   Union City Community Redevelopment Agency, California, Tax           10/09 at 101.00         AAA          7,372,189
                 Allocation Revenue Bonds, Redevelopment Project, Series 1999,
                 5.750%, 10/01/32 (Pre-refunded 10/01/09) - AMBAC Insured

        1,530   University of California, Certificates of Participation, San Diego    1/10 at 101.00     Aa2 (4)          1,601,589
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/20 (Pre-refunded 1/01/10)

        5,580   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00      AA (4)          5,713,361
                 Projects, Series 2000K, 5.000%, 9/01/13 (Pre-refunded 9/01/08)

------------------------------------------------------------------------------------------------------------------------------------
       36,745   Total U.S. Guaranteed                                                                                    39,624,733
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.0% (2.5% OF TOTAL INVESTMENTS)

        1,500   California Pollution Control Financing Authority, Revenue Refunding   9/09 at 101.00         AAA          1,551,045
                 Bonds, Southern California Edison Company, Series 1999A,
                 5.450%, 9/01/29 - MBIA Insured

        2,990   California Statewide Community Development Authority,                11/07 at 101.00         N/R          2,877,905
                 Certificates of Participation Refunding, Rio Bravo Fresno Project,
                 Series 1999A, 6.300%, 12/01/18

          455   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            466,093
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,945   Total Utilities                                                                                           4,895,043
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 25.9% (16.4% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System Revenue       12/11 at 100.00          AA          3,554,209
                 Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/15

        1,030   California Department of Water Resources, Water System Revenue          No Opt. Call         AAA          1,153,837
                 Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 -
                 FGIC Insured

        1,390   California Department of Water Resources, Water System Revenue        6/15 at 100.00         AAA          1,442,320
                 Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 - FSA Insured

        2,500   El Centro Financing Authority, California, Water Revenue Bonds,      10/16 at 100.00         AAA          2,445,500
                 Series 2006A, 4.750%, 10/01/31 - FSA Insured

          750   Fortuna Public Finance Authority, California, Water Revenue Bonds,   10/16 at 100.00         AAA            771,758
                 Series 2006, 5.000%, 10/01/36 - FSA Insured

          315   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            321,710
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        5,000   Orange County Water District, California, Revenue Certificates        8/13 at 100.00         AAA          5,051,900
                 of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured

        3,500   Placerville Public Financing Authority, California, Wastewater        9/16 at 100.00         AAA          3,551,170
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

          500   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            516,240
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA     $    2,118,280
                 California, Clean Water Revenue Refunding Bonds, Series 2003A,
                 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA         10,630,799
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
       30,315   Total Water and Sewer                                                                                    31,557,723
------------------------------------------------------------------------------------------------------------------------------------
$     196,000   Total Investments (cost $185,334,133) - 158.0%                                                          192,344,214
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.9)%                                                                       (3,536,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                        919,334
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.9)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 121,727,548
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $2,000,000             Pay   3-Month USD-LIBOR        5.215%   Semi-Annually     3/12/08       3/12/30      $(55,626)
JPMorgan        2,000,000             Pay                SIFM        4.376        Quarterly      8/6/08        8/6/37        54,268
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $ (1,358)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $308,293, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQC
Nuveen California Investment Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS

                                                                 August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.8% (3.6% OF TOTAL INVESTMENTS)

                California County Tobacco Securitization Agency, Tobacco
                Settlement Asset-Backed Bonds, Sonoma County Tobacco
                Securitization Corporation, Series 2005:
$         740    4.250%, 6/01/21                                                      6/15 at 100.00         BBB     $      686,076
        3,500    5.250%, 6/01/45                                                      6/15 at 100.00         BBB          3,174,045

        6,740   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          4,434,381
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

        3,500   Tobacco Securitization Authority of Northern California, Tobacco      6/15 at 100.00         BBB          3,294,550
                 Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.375%, 6/01/38

------------------------------------------------------------------------------------------------------------------------------------
       14,480   Total Consumer Staples                                                                                   11,589,052
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.6% (8.0% OF TOTAL INVESTMENTS)

          575   California Educational Facilities Authority, Revenue Bonds,          11/07 at 101.00         AAA            582,975
                 Chapman University, Series 1996, 5.125%, 10/01/26 -
                 CONNIE LEE/AMBA Insured

        2,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          2,059,540
                 Occidental College, Series 2005A, 5.000%, 10/01/27 -
                 MBIA Insured

          170   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            166,971
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

          930   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa            978,183
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          120    5.000%, 11/01/21                                                    11/15 at 100.00          A2            123,518
          160    5.000%, 11/01/25                                                    11/15 at 100.00          A2            162,725

        6,000   California State Public Works Board, Lease Revenue Bonds,            10/07 at 102.00          A1          6,124,800
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        2,500   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          2,576,700
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        4,000   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA          3,755,720
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2003A:
        4,270    5.125%, 5/15/16 - AMBAC Insured                                      5/13 at 100.00         AAA          4,554,382
        3,000    5.125%, 5/15/17 - AMBAC Insured                                      5/13 at 100.00         AAA          3,199,800
        1,060    5.000%, 5/15/24 - AMBAC Insured                                      5/13 at 100.00         AAA          1,086,341

------------------------------------------------------------------------------------------------------------------------------------
       24,785   Total Education and Civic Organizations                                                                  25,371,655
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.0% (7.6% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Revenue Bonds,      7/14 at 100.00           A          3,053,160
                 Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23

        2,355   California Health Facilities Financing Authority, Revenue Bonds,      3/16 at 100.00          A+          2,359,004
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

        7,765   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          7,903,916
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       5,905   California Statewide Community Development Authority, Revenue         3/16 at 100.00          A+     $    5,704,939
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,840   California Statewide Community Development Authority, Revenue         8/16 at 100.00          A+          1,857,517
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        2,145   California Statewide Community Development Authority, Revenue           No Opt. Call          A+          2,176,424
                 Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        1,000   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,020,760
                 Hospital Association, Series 1997A, 5.700%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
       24,010   Total Health Care                                                                                        24,075,720
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.5% (1.6% OF TOTAL INVESTMENTS)

        3,000   California Statewide Community Development Authority, Revenue           No Opt. Call         BBB          3,017,010
                 Refunding Bonds, Irvine Apartment Communities Development,
                 Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,035,920
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Housing/Multifamily                                                                                 5,052,930
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          495   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            517,805
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        2,485   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         Aa2          2,577,517
                 Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Housing/Single Family                                                                               3,095,322
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,195,050
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.3% (0.8% OF TOTAL INVESTMENTS)

        2,595   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          2,623,052
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.9% (7.5% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,              4/14 at 100.00          A+              5,149
                 5.250%, 4/01/34

        2,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/20    8/13 at 100.00          A+          2,085,000

        1,000   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/21    2/14 at 100.00          A+          1,029,530

        2,395   Fontana Unified School District, San Bernardino County, California,   5/09 at 102.00         AAA          2,522,486
                 General Obligation Refunding Bonds, Series 1997D,
                 5.800%, 5/01/17 - FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds, Series 2001A,      9/11 at 100.00          AA         10,428,799
                 5.000%, 9/01/21

        3,250   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          3,636,490
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

           20   Riverside Community College District, California, General             8/14 at 100.00         AAA             21,377
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21 -
                 MBIA Insured

          345   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            355,788
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,500   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          3,782,625
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,575   Total Tax Obligation/General                                                                             23,867,244
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NQC
Nuveen California Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.0% (21.5% OF TOTAL INVESTMENTS)

$       3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A     $    3,206,040
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        3,000   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          3,104,670
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured

        2,350   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          2,504,348
                 5.000%, 7/01/15

          425   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            438,426
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,595   Fontana Public Financing Authority, California, Tax Allocation        9/11 at 101.00         AAA          1,674,814
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2003A, 5.375%, 9/01/25 - AMBAC Insured

          840   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA            859,958
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1500, 6.390%, 6/01/45 -
                 AMBAC Insured (IF)

        1,770   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,807,949
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/26 - XLCA Insured

        3,840   Hesperia Community Redevelopment Agency, California, Tax              9/15 at 100.00         AAA          3,889,267
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          205    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            197,097
          470    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            444,926

          770   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            774,789
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        3,335   Los Angeles County Public Works Financing Authority, California,        No Opt. Call         AAA          3,534,800
                 Lease Revenue Bonds, Series 2006B, Residuals 1940,
                 6.450%, 9/01/31 - FGIC Insured (IF)

        4,130   Manteca Unified School District, San Joaquin County, California,      9/11 at 101.00         AAA          4,228,955
                 Special Tax Bonds, Community Facilities District 89-2,
                 Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        3,890   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          4,031,791
                 Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/21 -
                 AMBAC Insured

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          4,716,180
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community Facilities          9/07 at 101.00         N/R          1,707,731
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        1,500   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,508,235
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,026,730
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          370   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            374,747
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        2,000   Rohnert Park Community Development Commission, California,            8/17 at 100.00         AAA          2,035,140
                 Redevelopment Project Tax Allocation Bonds, Series 2007R,
                 5.000%, 8/01/37 - FGIC Insured

          460   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            467,631
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        4,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          4,413,160
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,000   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,108,380
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        3,535   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          3,661,447
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        6,000   San Ramon Public Financing Authority, California, Tax Allocation      2/16 at 100.00         AAA          6,092,460
                 Revenue Bonds, Series 2006A, 5.000%, 2/01/38 -
                 AMBAC Insured (UB)


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,840   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA     $    2,913,925
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 -
                 MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California, Subordinate       9/10 at 102.00         AAA          5,484,255
                 Lien Tax Allocation Bonds, Live Oak and Soquel Community
                 Improvement Projects, Series 2000, 5.250%, 9/01/25 -
                 AMBAC Insured

        1,265   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          1,294,576
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       65,125   Total Tax Obligation/Limited                                                                             68,502,427
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 28.3% (17.9% OF TOTAL INVESTMENTS)

       13,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00         AAA         13,183,819
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

        2,080   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          2,139,114
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,036,485
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00          AA         10,398,361
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,351,360
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       15,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         15,727,649
                 San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax) (5)

------------------------------------------------------------------------------------------------------------------------------------
       55,560   Total Transportation                                                                                     56,836,788
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 35.8% (22.6% OF TOTAL INVESTMENTS) (4)

                Bay Area Toll Authority, California, Revenue Bonds, San Francisco
                Bay Area Toll Bridge, Series 2001D:
        3,875    5.000%, 4/01/12 (Pre-refunded 4/01/11)                               4/11 at 100.00      AA (4)          4,060,380
        2,605    5.000%, 4/01/16 (Pre-refunded 4/01/11)                               4/11 at 100.00      AA (4)          2,729,623

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        3,600    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          3,900,600
        6,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          6,437,100

        2,070   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,204,840
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

        1,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)          1,063,600
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        2,110   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          2,166,443
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/12 (ETM)

        3,145   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00      A1 (4)          3,414,967
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

       11,300   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         11,985,344
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        2,250   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          2,444,063
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded 6/01/13)

        1,935   Los Angeles Community Redevelopment Agency, California,               1/08 at 100.00     BBB (4)          1,939,741
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Second Senior Lien Sales Tax Revenue
                Bonds, Series 2000A:
        8,005    5.250%, 7/01/25 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA          8,441,913
        6,500    5.250%, 7/01/30 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA          6,854,770

        2,285   Moreno Valley Unified School District, Riverside County, California,  8/14 at 100.00         AAA          2,489,576
                 General Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - FSA Insured


                                       39

NQC
Nuveen California Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,745   Northridge Water District, California, Revenue Certificates           2/11 at 101.00         AAA     $    2,916,782
                 of Participation, Series 2001, 5.250%, 2/01/21
                 (Pre-refunded 2/01/11) - AMBAC Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          4,292,920
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

          815   Riverside Community College District, California, General             8/14 at 100.00         AAA            887,967
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21
                 (Pre-refunded 8/01/14) - MBIA Insured

        1,000   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00         AAA          1,081,630
                 Settlement Asset-Backed Bonds, San Diego County Tobacco
                 Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        2,540   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          2,634,437
                 Series 2001E, 5.000%, 9/01/25 (Pre-refunded 9/01/09) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       67,780   Total U.S. Guaranteed                                                                                    71,946,696
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.7% (2.9% OF TOTAL INVESTMENTS)

        5,000   Los Angeles Department of Water and Power, California, Power          7/11 at 100.00         AAA          5,227,950
                 System Revenue Bonds, Series 2001A-1, 5.250%, 7/01/20 -
                 FSA Insured

          740   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            758,041
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,210   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,392,617
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,950   Total Utilities                                                                                           9,378,608
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.3% (4.6% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System Revenue       12/11 at 100.00          AA          3,563,666
                 Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/16

          520   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            531,076
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,500   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          1,614,765
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 -
                 MBIA Insured

        3,015   Oxnard Financing Authority, California, Wastewater Revenue            6/13 at 100.00         AAA          3,197,890
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

          870   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            895,726
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,310   San Elijo Joint Powers Authority, San Diego County, California,       3/12 at 101.00         AAA          1,379,679
                 Revenue Refunding Bonds, San Elijo Wastewater Facilities,
                 Series 2003, 5.000%, 3/01/17 - FSA Insured

        3,430   Westlands Water District, California, Revenue Certificates            9/12 at 101.00         AAA          3,586,134
                 of Participation, Series 2002, 5.250%, 9/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,975   Total Water and Sewer                                                                                    14,768,936
------------------------------------------------------------------------------------------------------------------------------------
$     309,065   Total Investments (cost $307,858,192) - 158.3%                                                          318,303,480
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.6)%                                                                       (9,170,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      3,933,226
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.7)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 201,066,706
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup      $7,000,000             Pay   3-Month USD-LIBOR        5.808%   Semi-Annually      7/1/08       7/1/33       $321,244
JPMorgan        9,500,000             Pay                SIFM        4.376        Quarterly      8/6/08       8/6/37        257,772
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $579,016
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $723,472, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVC
Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS

                                                                 August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1% (3.9% OF TOTAL INVESTMENTS)

$       1,270   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,177,455
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,596,233
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

       22,915   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB         15,076,236
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       28,810   Total Consumer Staples                                                                                   20,849,924
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.9% (1.8% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            284,832
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            205,864
          270    5.000%, 11/01/25                                                    11/15 at 100.00          A2            274,598

        1,595   California Infrastructure Economic Development Bank, Revenue         10/12 at 100.00         Aa3          1,629,978
                 Bonds, Claremont University Consortium, Series 2003,
                 5.125%, 10/01/24

        1,740   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,774,330
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        6,000   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA          5,633,580
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,095   Total Education and Civic Organizations                                                                   9,803,182
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.5% (10.6% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00          A+          1,814,715
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

          545   California Health Facilities Financing Authority, Insured Health      1/08 at 100.00         AAA            545,125
                 Facility Revenue Refunding Bonds, Catholic Healthcare West,
                 Series 1994A, 4.750%, 7/01/19 - MBIA Insured

        4,040   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          4,018,871
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

       15,145   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-         15,415,944
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

       10,110   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,767,473
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,140   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,169,893
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,355   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          1,427,072
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        6,000   Madera County, California, Certificates of Participation,             9/07 at 100.00         AAA          6,053,220
                 Valley Children's Hospital Project, Series 1995,
                 5.750%, 3/15/28 - MBIA Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$      13,855   Rancho Mirage Joint Powers Financing Authority, California,           7/17 at 100.00          A3     $   13,472,048
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        1,050   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,073,405
                 Hospital Association, Series 1997A, 5.450%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
       56,990   Total Health Care                                                                                        56,757,766
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)

        1,000   Independent Cities Lease Finance Authority, California, Revenue      11/14 at 100.00         N/R          1,008,220
                 Bonds, Morgan Hill, Hacienda Valley Mobile Home Park,
                 Series 2004A, 5.950%, 11/15/39

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,           12/10 at 102.00         N/R          4,999,328
                 Monterey Manor Mobile Home Estates Project, Series 2000,
                 6.400%, 12/15/30

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Housing/Multifamily                                                                                 6,007,548
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.4% (0.3% OF TOTAL INVESTMENTS)

          855   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            894,390
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

           85   California Housing Finance Agency, Single Family Mortgage            10/07 at 100.00         AAA             85,793
                 Bonds, Mezzanine Series 1995B-2, 6.250%, 8/01/14 - AMBAC
                 Insured (Alternative Minimum Tax)

          535   California Housing Finance Agency, Single Family Mortgage            10/07 at 100.00         AAA            539,992
                 Bonds, Senior Series 1995B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,475   Total Housing/Single Family                                                                               1,520,175
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.1% (1.3% OF TOTAL INVESTMENTS)

        5,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          5,103,300
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative
                 Minimum Tax)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,912,080
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Industrials                                                                                         7,015,380
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.6% (11.8% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          3,961,125
        5,000    5.250%, 2/01/22                                                      8/13 at 100.00          A+          5,178,250
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,046,420

                California, General Obligation Bonds, Series 2004:
        3,800    5.000%, 2/01/21                                                      2/14 at 100.00          A+          3,912,214
        1,850    5.200%, 4/01/26                                                      4/14 at 100.00          A+          1,914,158

        4,700   California, Various Purpose General Obligation Bonds,                 5/10 at 101.00         Aaa          4,941,909
                 Series 2000, 5.625%, 5/01/22 - FGIC Insured

        3,850   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          3,965,231
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured

                Fontana Unified School District, San Bernardino County, California,
                General Obligation Bonds, Series 2004:
        1,470    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,580,074
        1,040    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,115,358

        4,000   Long Beach Community College District, California, General            5/15 at 100.00         AAA          4,116,480
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 -
                 FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds, Series 2001A,      9/11 at 100.00          AA         10,445,399
                 5.000%, 9/01/20

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series
                2006C:
        2,710    5.000%, 8/01/25 - FSA Insured                                        8/14 at 102.00         AAA          2,802,492
        3,875    5.000%, 8/01/26 - FSA Insured                                        8/14 at 102.00         AAA          3,998,613


                                       43

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       6,000   North Orange County Community College District, California,             No Opt. Call         AAA     $    2,256,900
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        5,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          5,594,600
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          585   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            603,293
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,760   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          3,855,278
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured

        2,000   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          2,050,680
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       64,450   Total Tax Obligation/General                                                                             63,338,474
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.5% (18.7% OF TOTAL INVESTMENTS)

        2,870   Bell Community Redevelopment Agency, California, Tax Allocation      10/13 at 100.00          AA          2,902,345
                 Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 -
                 RAAI Insured

                California State Public Works Board, Lease Revenue Bonds,
                Department of Mental Health, Coalinga State Hospital, Series
                2004A:
        4,000    5.500%, 6/01/21                                                      6/14 at 100.00           A          4,262,680
        2,000    5.500%, 6/01/23                                                      6/14 at 100.00           A          2,127,740

          730   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            753,061
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,000   Coachella Valley Unified School District, Riverside County,           9/16 at 100.00         Aaa          1,016,310
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured

        3,000   Coronado Community Development Agency, California, Tax                9/15 at 100.00         AAA          3,058,440
                 Allocation Bonds, Community Development Project, Series 2005,
                 5.000%, 9/01/30 - AMBAC Insured

        1,030   Folsom Cordova Unified School District, Sacramento County,           10/14 at 100.00         AAA          1,059,015
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/25 -
                 FSA Insured

        1,785   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,849,082
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

        1,500   Hesperia Unified School District, San Bernardino County,              2/17 at 100.00         AAA          1,509,450
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured

          435   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA            450,743
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            336,508
          805    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            762,053

        3,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,104,880
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease               10/07 at 102.00         AAA          3,536,746
                 Revenue and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured

        4,315   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          4,341,839
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         16,739,579
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

                Los Angeles, California, Municipal Improvement Corporation,
                Lease Revenue Bonds, Police Headquarters, Series 2006A:
        1,000    5.000%, 1/01/25 - FGIC Insured                                       1/17 at 100.00         AAA          1,032,700
        8,175    4.750%, 1/01/31 - FGIC Insured                                       1/17 at 100.00         AAA          8,021,801
        6,000    4.500%, 1/01/37 - FGIC Insured                                       1/17 at 100.00         AAA          5,553,600


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,580   Oakland Redevelopment Agency, California, Subordinate Lien Tax        3/13 at 100.00         AAA     $    2,772,674
                 Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,646,602
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          2,409,048
                 Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 -
                 AMBAC Insured

        1,000   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,010,830
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.500%, 8/15/24

        1,120   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA          1,151,461
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/23 - MBIA Insured

        8,750   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          4,068,225
                 Bonds, Los Medanos Community Development Project,
                 Series 1999, 0.000%, 8/01/23 - AMBAC Insured

          635   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            643,147
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          115   Riverside Public Financing Authority, California, Revenue Bonds,      2/08 at 100.00         N/R            116,433
                 Multiple Project Loans, Series 1991A, 8.000%, 2/01/18

          820   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            833,604
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,200   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA          2,278,694
                 Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 -
                 MBIA Insured

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA          4,905,553
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

        6,870   Vernon Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA          6,980,951
                 Industrial Redevelopment Project, Series 2005,
                 5.000%, 9/01/35 - MBIA Insured

        2,175   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          2,225,852
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        5,000   West Hollywood, California, Refunding Certificates of Participation,  2/08 at 102.00         AAA          5,050,750
                 Series 1998, 5.000%, 2/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      103,780   Total Tax Obligation/Limited                                                                            100,512,396
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.2% (10.9% OF TOTAL INVESTMENTS)

        2,210   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          2,272,808
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,339,342
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

       10,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          9,751,245
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          8,312,320
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       20,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         20,970,196
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative
                 Minimum Tax)

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,211,800
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27B, 5.250%, 5/01/18 - FGIC Insured

        3,665   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,779,311
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2002, Issue 28A, 5.250%, 5/01/18 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       57,675   Total Transportation                                                                                     58,637,022
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 43.2% (27.4% OF TOTAL INVESTMENTS) (4)

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
$       2,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA     $    2,708,750
        9,750    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa         10,460,288

       13,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00     N/R (4)         13,826,799
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        3,000   California Pollution Control Financing Authority, Solid Waste        11/07 at 100.00         Aaa          3,351,960
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

                California Statewide Community Development Authority, Certificates
                of Participation, Catholic Healthcare West, Series 1999:
        4,495    6.500%, 7/01/20 (Pre-refunded 7/01/10)                               7/10 at 101.00       A (4)          4,884,132
        1,845    6.500%, 7/01/20 (Pre-refunded 7/01/10)                               7/10 at 101.00       A (4)          2,000,552

       10,000   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         10,606,500
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        1,165   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          1,215,433
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative Minimum Tax) (ETM)

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,643,610
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured (ETM) (5)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        2,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,172,500
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,715,625

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,447,540
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,163,740
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/25 (Pre-refunded 7/01/10) -
                 FGIC Insured

        4,220   Los Angeles Unified School District, California, General              7/08 at 101.00         AAA          4,311,447
                 Obligation Bonds, Series 1998B, 5.000%, 7/01/23
                 (Pre-refunded 7/01/08) - FGIC Insured

        6,030   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          6,324,686
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,650   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          2,704,352
                 Series 1998A, 5.000%, 6/01/28 (Pre-refunded 6/01/08) -
                 FGIC Insured

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
        2,075    5.000%, 8/01/19 (Pre-refunded 8/01/11) - MBIA Insured                8/11 at 100.00         Aaa          2,182,340
        3,000    5.000%, 8/01/26 (Pre-refunded 8/01/11) - MBIA Insured                8/11 at 100.00         Aaa          3,155,190

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,252,580
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21
                 (Pre-refunded 8/01/08) - FSA Insured

        2,270   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,424,587
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/20 (Pre-refunded 8/01/13) - FSA Insured

       10,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)         10,721,000
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,202,320
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          2,380,700
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured

       17,670   San Francisco City and County Public Utilities Commission,           11/11 at 100.00         AAA         18,640,789
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 (Pre-refunded 11/01/11) - FSA Insured

        3,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,      8/08 at 102.00         AAA          3,104,100
                 Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29 (Pre-refunded 8/01/08) - AMBAC Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Solano County, California, Certificates of Participation, Series 2002:
$       2,415    5.250%, 11/01/22 (Pre-refunded 11/01/12) - MBIA Insured             11/12 at 100.00         AAA     $    2,604,167
        1,625    5.250%, 11/01/23 (Pre-refunded 11/01/12) - MBIA Insured             11/12 at 100.00         AAA          1,752,286

        6,555   Sweetwater Authority, California, Water Revenue Bonds,                4/10 at 101.00         AAA          6,848,140
                 Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/10) -
                 FSA Insured

        5,125   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          5,315,548
                 Series 2001E, 5.000%, 9/01/22 (Pre-refunded 9/01/09) -
                 AMBAC Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista Manor        3/24 at 100.00     N/R (4)          2,094,560
                 Mobile Home Park Project, Series 1999A, 5.750%, 3/15/29
                 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
      138,605   Total U.S. Guaranteed                                                                                   147,216,221
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.6% (8.6% OF TOTAL INVESTMENTS)

        2,000   Anaheim Public Finance Authority, California, Revenue Refunding      10/12 at 100.00         AAA          2,115,320
                 Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

        1,810   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,908,880
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

       10,350   California Pollution Control Financing Authority, Revenue Bonds,        No Opt. Call          A+         11,828,084
                 San Diego Gas and Electric Company, Series 1991A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

        4,000   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          4,149,920
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        5,000   Los Angeles Department of Water and Power, California, Power          7/11 at 100.00         AAA          5,266,350
                 System Revenue Bonds, Series 2001A-2, 5.375%, 7/01/20 -
                 MBIA Insured

        5,000   Los Angeles Department of Water and Power, California, Power          7/15 at 100.00         AAA          5,131,650
                 System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 -
                 FSA Insured

        5,225   Los Angeles, California, Sanitation Equipment Charge Revenue          2/11 at 100.00         AAA          5,449,257
                 Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured

        1,025   Los Angeles, California, Sanitation Equipment Charge Revenue          2/14 at 100.00         AAA          1,060,240
                 Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured

        1,260   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,290,719
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,360   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,609,741
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                 FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          3,597,327
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,490   Total Utilities                                                                                          46,407,488
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 5.6% (3.6% OF TOTAL INVESTMENTS)

        1,185   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,215,265
                 Series 2004A, 5.000%, 6/01/24 - AMBAC Insured

          890   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            908,957
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,250   Indio Water Authority, California, Water Revenue Bonds,               4/16 at 100.00         AAA          1,288,213
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

        3,750   Metropolitan Water District of Southern California, Water            10/14 at 100.00         AAA          3,854,475
                 Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 -
                 MBIA Insured

        2,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          2,083,040
                 Series 2001A, 6.250%, 12/01/32

        1,510   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          1,554,651
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured


                                       47

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,525   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA     $    2,832,545
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA          2,245,377
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,135,054
------------------------------------------------------------------------------------------------------------------------------------
       18,190   Total Water and Sewer                                                                                    19,117,577
------------------------------------------------------------------------------------------------------------------------------------
$     536,310   Total Investments (cost $520,638,060) - 157.5%                                                          537,183,153
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.0)%                                                                      (10,096,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      6,014,807
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.3)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 341,101,960
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup     $12,500,000             Pay   3-Month USD-LIBOR        5.808%   Semi-Annually      7/1/08       7/1/33     $  573,650
JPMorgan       18,500,000             Pay                SIFM        4.376        Quarterly      8/6/08       8/6/37        501,977
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $1,075,627
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $633,914, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUC
Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.6% (4.2% OF TOTAL INVESTMENTS)

$       5,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    4,984,100
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002,
                 5.750%, 6/01/29

        1,220   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB          1,131,099
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,591,264
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        8,645   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          8,672,318
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        3,370   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          2,217,190
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       22,855   Total Consumer Staples                                                                                   21,595,971
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.8% (3.7% OF TOTAL INVESTMENTS)

          280   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            275,010
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        2,785   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,929,291
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          195    5.000%, 11/01/21                                                    11/15 at 100.00          A2            200,717
          260    5.000%, 11/01/25                                                    11/15 at 100.00          A2            264,428

        4,000   California State Public Works Board, Lease Revenue Refunding          9/07 at 101.00         AAA          4,039,240
                 Bonds, Community Colleges Projects, Series 1996B,
                 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          6,645,184
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

          435   California Statewide Community Development Authority,                10/07 at 100.50         AAA            437,862
                 Auxiliary Organization Revenue Certificates of Participation,
                 University Corporation - California State University -
                 Northridge, Series 1996, 6.000%, 4/01/26 -
                 AMBAC Insured

        4,500   University of California System, General Revenue Bonds,               5/15 at 101.00         AAA          4,225,185
                 Series 2006J, 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,855   Total Education and Civic Organizations                                                                  19,016,917
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.4% (7.2% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00          A+          1,814,715
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

        3,640   California Health Facilities Financing Authority, Revenue Bonds,      3/16 at 100.00          A+          3,646,188
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

       14,550   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-         14,810,299
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)


                                       49

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,225   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA     $    1,253,420
                 University of California - Davis Medical Center, Series 2004II-A,
                 5.000%, 11/01/23 - MBIA Insured

          820   California Statewide Community Development Authority,                   No Opt. Call          A2            866,519
                 Certificates of Participation, Cedars-Sinai Medical Center,
                 Series 1992, 6.500%, 8/01/12

        9,670   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,342,380
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,015   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,043,703
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        3,000   California Statewide Community Development Authority,                   No Opt. Call          A+          3,043,950
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       37,670   Total Health Care                                                                                        37,821,174
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.8% (3.1% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,017,100
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.100%, 5/15/25 (Mandatory
                 put 5/17/10)

        3,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          3,053,880
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        1,000   Independent Cities Lease Finance Authority, California,              11/14 at 100.00         N/R          1,008,220
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                 Park, Series 2004A, 5.950%, 11/15/39

        2,285   Irvine, California, Mobile Home Park Revenue Bonds, Meadows           3/08 at 102.00         N/R          2,310,661
                 Mobile Home Park, Series 1998A, 5.700%, 3/01/18

        2,310   Oceanside, California, Mobile Home Park Revenue Bonds,                3/08 at 102.00         N/R          2,327,325
                 Laguna Vista Mobile Estates Acquisition Project, Series 1998,
                 5.800%, 3/01/28

        3,040   Riverside County, California, Mobile Home Park Revenue Bonds,         3/09 at 102.00         N/R          3,045,168
                 Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29

        1,640   Stanton, California, Multifamily Housing Revenue Bonds,              11/07 at 102.00         AAA          1,674,161
                 Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29
                 (Mandatory put 8/01/09) (Alternative Minimum Tax)

                Yolo County Housing Authority, California, Revenue Refunding
                Bonds, Russell Park Apartments, Series 1992A:
          390    6.900%, 11/01/08                                                    11/07 at 100.00         Aa2            390,729
        1,030    7.000%, 11/01/14                                                    11/07 at 100.00         Aa2          1,064,793

------------------------------------------------------------------------------------------------------------------------------------
       15,695   Total Housing/Multifamily                                                                                15,892,037
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          820   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            857,777
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,912,080
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.3% (11.6% OF TOTAL INVESTMENTS)

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,020,118
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

           35   California State, General Obligation Bonds, Series 2002,              4/12 at 100.00          A+             36,562
                 5.250%, 4/01/32


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$          80   California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25    6/10 at 100.00          A+     $       82,964

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          3,961,125
          500    5.250%, 2/01/33                                                      2/13 at 100.00          A+            512,635

        6,300   California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26    4/14 at 100.00          A+          6,518,484

        6,085   California, General Obligation Veterans Welfare Bonds,               12/07 at 101.00         AA-          6,147,006
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00         AAA          1,456,269
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        3,610   Hartnell Community College District, California, General              6/16 at 100.00         AAA          3,729,888
                 Obligation Bonds, Series 2006B, 5.000%, 6/01/29 -
                 FSA Insured

        2,500   Hemet Unified School District, Riverside County, California,          8/15 at 100.00         AAA          2,223,050
                 General Obligation Bonds, Series 2007, 4.250%, 8/01/32 -
                 FSA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda County,       8/11 at 100.00         AAA          5,403,244
                 California, General Obligation Bonds, Election of 1999,
                 Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,645   Long Beach Community College District, California, General            5/15 at 100.00         AAA          2,722,022
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 -
                 FGIC Insured

        1,170   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,241,838
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

          565   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            582,668
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,500   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          1,546,470
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        6,760   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          7,305,870
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/21 - FSA Insured

          515   San Joaquin Delta Community College District, California,             8/15 at 100.00         AAA            530,759
                 General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
                 FSA Insured

        1,500   San Jose Unified School District, Santa Clara County, California,     8/15 at 100.00         AAA          1,550,940
                 General Obligation Bonds, Series 2005B, 5.000%, 8/01/25 -
                 FGIC Insured

        6,865   San Ramon Valley Unified School District, Contra Costa County,        8/13 at 100.00         AAA          7,055,641
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,390   South Pasadena Unified School District, Los Angeles County,           8/13 at 100.00         AAA          1,431,519
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          4,017,512
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       58,220   Total Tax Obligation/General                                                                             60,076,584
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 33.7% (21.4% OF TOTAL INVESTMENTS)

        1,655   Bell Community Housing Authority, California, Lease Revenue          10/15 at 100.00         AAA          1,675,241
                 Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured

        1,200   Burbank Public Financing Authority, California, Revenue Bonds,       12/12 at 100.00         AAA          1,240,248
                 West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        3,070   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,289,075
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          2,111,423
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured


                                       51

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,115   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A     $    5,466,298
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        2,715   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+          2,893,321
                 5.000%, 7/01/15

          690   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            711,797
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        3,000   Coachella Valley Unified School District, Riverside County,           9/16 at 100.00         Aaa          3,048,930
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Area Development Projects 2
                and 3, Series 1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R          1,021,880
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,783,332

        1,250   Coronado Community Development Agency, California, Tax                9/15 at 100.00         AAA          1,274,350
                 Allocation Bonds, Community Development Project,
                 Series 2005, 5.000%, 9/01/30 - AMBAC Insured

        3,065   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          3,234,648
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.500%, 9/01/33 - MBIA Insured

        2,335   Fresno, California, Certificates of Participation, Street            12/07 at 100.00          A+          2,348,777
                 Improvement Project, Series 1991, 6.625%, 12/01/11

        9,500   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          9,630,245
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          335    5.000%, 9/01/26                                                      9/16 at 100.00         N/R            322,086
          775    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            733,654

        3,245   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          3,265,184
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,350   Los Angeles Community Redevelopment Agency, California,               3/13 at 100.00        BBB-          1,360,611
                 Subordinate Lien Tax Allocation Bonds, Bunker Hill
                 Redevelopment Project, Series 2004L, 5.100%, 3/01/19
        4,850   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          5,147,790
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

        4,000   Los Angeles County Public Works Financing Authority, California,     12/15 at 100.00         AAA          4,101,640
                 Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/26 - MBIA Insured

        6,230   Los Angeles, California, Municipal Improvement Corporation,           1/17 at 100.00         AAA          6,433,721
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 5.000%, 1/01/25 - FGIC Insured

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         20,043,765
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,170   Panama-Buena Vista Union School District, California,                 9/16 at 100.00         AAA          1,201,134
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/24 - MBIA Insured

                Redding Redevelopment Agency, California, Tax Allocation
                Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                       9/13 at 100.00         AAA          1,594,365
        1,500    5.000%, 9/01/20 - MBIA Insured                                       9/13 at 100.00         AAA          1,560,240

          600   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            607,698
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,320   Richmond Joint Powers Financing Authority, California, Tax            9/13 at 100.00         AAA          4,503,686
                 Allocation Bonds, Series 2003A, 5.250%, 9/01/22 -
                 MBIA Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Rohnert Park Community Development Commission, California,            8/17 at 100.00         AAA     $    2,035,140
                 Redevelopment Project Tax Allocation Bonds, Series 2007R,
                 5.000%, 8/01/37 - FGIC Insured

          745   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            757,360
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        8,625   Sacramento City Financing Authority, California, Capital             12/16 at 100.00         AAA          8,755,238
                 Improvement Revenue Bonds, 300 Richards Boulevard,
                 Series 2006C, 5.000%, 12/01/36 - AMBAC Insured

        2,500   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,589,425
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange County,              9/13 at 100.00         AAA          2,869,803
                 California, Tax Allocation Refunding Bonds, South Main Street
                 Redevelopment, Series 2003B, 5.000%, 9/01/19 - FGIC Insured

        2,090   Washington Unified School District, Yolo County, California,          8/17 at 100.00         AAA          2,138,864
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      103,295   Total Tax Obligation/Limited                                                                            110,750,969
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.9% (8.8% OF TOTAL INVESTMENTS)

        3,950   Bay Area Toll Authority, California, Revenue Bonds, San Francisco     4/16 at 100.00          AA          4,062,259
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

       11,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         10,215,590
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,080,080
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        2,685   Sacramento County, California, Airport System Revenue Bonds,          7/12 at 100.00         AAA          2,811,061
                 Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         20,970,198
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured (Alternative
                 Minimum Tax)

                San Francisco Airports Commission, California, Revenue
                Refunding Bonds, San Francisco International Airport, Second
                Series 2002, Issue 28A:
        1,480    5.250%, 5/01/17 - MBIA Insured (Alternative Minimum Tax)             5/12 at 100.00         AAA          1,536,062
        3,865    5.250%, 5/01/19 - MBIA Insured (Alternative Minimum Tax)             5/12 at 100.00         AAA          3,974,070

------------------------------------------------------------------------------------------------------------------------------------
       44,980   Total Transportation                                                                                     45,649,320
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 48.7% (31.0% OF TOTAL INVESTMENTS) (4)

        7,325   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00     N/R (4)          7,758,201
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          2,708,750
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          9,655,650

        6,190   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          6,593,217
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
       10,400    6.125%, 12/01/30 (Pre-refunded 12/01/09)                            12/09 at 101.00     N/R (4)         11,061,440
        7,700    6.250%, 12/01/34 (Pre-refunded 12/01/09)                            12/09 at 101.00     N/R (4)          8,210,356

        8,000   California Pollution Control Financing Authority, Solid Waste        11/07 at 100.00         Aaa          8,938,560
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

        1,965   California State, General Obligation Bonds, Series 2002,              4/12 at 100.00      A1 (4)          2,103,375
                 5.250%, 4/01/32 (Pre-refunded 4/01/12)


                                       53

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,515   California Statewide Community Development Authority, Water          10/13 at 101.00         Aaa     $    1,653,077
                 and Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) -
                 FSA Insured

                California, General Obligation Bonds, Series 2000:
        1,105    5.500%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 100.00         Aaa          1,161,068
          315    5.500%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 100.00         Aaa            330,983

        2,500   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (4)          2,692,125
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        4,440   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          4,727,801
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/13) - MBIA Insured

        1,615   Compton Unified School District, Los Angeles County, California,      9/13 at 100.00         AAA          1,758,638
                 General Obligation Bonds, Series 2003A, 5.375%, 9/01/19
                 (Pre-refunded 9/01/13) - MBIA Insured

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         16,758,160
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        5,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          5,431,250
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,715,625

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,436,640
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          2,097,740
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          3,160,449
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20
                 (Pre-refunded 8/01/11) - MBIA Insured

        2,375   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,587,634
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 (Pre-refunded 8/01/14) - FSA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          5,252,900
                 Bonds, Series 2000A, 5.500%, 10/01/32

       13,525   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         15,537,250
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative
                 Minimum Tax) (ETM)

        3,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,214,470
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28B, 5.250%, 5/01/22
                 (Pre-refunded 5/01/12) - MBIA Insured

        1,615   University of California, Certificates of Participation,              1/10 at 101.00     Aa2 (4)          1,690,566
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21 (Pre-refunded 1/01/10)

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2002O:
        5,265    5.000%, 9/01/18 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 101.00         AAA          5,527,513
       10,255    5.000%, 9/01/19 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 101.00         AAA         10,766,314

                University of California, Revenue Bonds, Research Facilities,
                Series 2001E:
        2,305    5.000%, 9/01/23 (Pre-refunded 9/01/09) - AMBAC Insured               9/09 at 101.00         AAA          2,390,700
        5,150    5.000%, 9/01/24 (Pre-refunded 9/01/09) - AMBAC Insured               9/09 at 101.00         AAA          5,341,477

------------------------------------------------------------------------------------------------------------------------------------
      146,370   Total U.S. Guaranteed                                                                                   160,261,929
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 6.4% (4.0% OF TOTAL INVESTMENTS)

$         500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA     $      513,165
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

        1,235   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,265,109
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates of       9/13 at 102.00        Baa3          5,127,050
                 Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        1,200   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          1,265,868
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          2,529,030
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 -
                 FSA Insured

        4,000   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          4,158,760
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        5,500   Southern California Public Power Authority, Revenue Bonds,              No Opt. Call          A+          6,057,865
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
       19,845   Total Utilities                                                                                          20,916,847
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.9% (4.4% OF TOTAL INVESTMENTS)

        5,525   California Statewide Community Development Authority,                10/13 at 101.00         AAA          5,780,587
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2004A, 5.250%, 10/01/24 - FSA Insured

                Goleta Water District, California, Certificates of Participation
                Revenue Bonds, Series 2003:
        1,000    5.250%, 12/01/20 - MBIA Insured                                     12/13 at 100.00         AAA          1,065,330
        1,440    5.250%, 12/01/21 - MBIA Insured                                     12/13 at 100.00         AAA          1,534,075
        1,205    5.250%, 12/01/22 - MBIA Insured                                     12/13 at 100.00         AAA          1,265,732

          850   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            868,105
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,250   Indio Water Authority, California, Water Revenue Bonds,               4/16 at 100.00         AAA          1,288,213
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          500   Norco, California, Certificates of Participation Refunding,          10/08 at 102.00         AAA            506,015
                 Water and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured

        1,380   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          1,420,807
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        5,375   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,610,371
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured (5)

                Turlock Public Finance Authority, California, Sewerage
                Revenue Bonds, Series 2003A:
        1,565    5.000%, 9/15/19 - FGIC Insured                                       9/13 at 100.00         AAA          1,633,265
        1,650    5.000%, 9/15/20 - FGIC Insured                                       9/13 at 100.00         AAA          1,716,347
------------------------------------------------------------------------------------------------------------------------------------
       21,740   Total Water and Sewer                                                                                    22,688,847
------------------------------------------------------------------------------------------------------------------------------------
$     492,345   Total Investments (cost $496,139,469) - 157.4%                                                          517,440,452
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.9)%                                                                       (9,698,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      6,013,736
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.3)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 328,756,188
                ====================================================================================================================

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2007

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup     $13,500,000             Pay   3-Month USD-LIBOR        5.808%   Semi-Annually      7/1/08       7/1/33     $  619,542
JPMorgan       20,000,000             Pay                SIFM        4.376        Quarterly      8/6/08       8/6/37        542,678
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $1,162,220
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM - The daily arithmetic average of the weekly SIFM (the Securities Industry and Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $1,868,384, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                 August 31, 2007
                                                                                      CALIFORNIA
                                 CALIFORNIA       CALIFORNIA         CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                      VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                      (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $240,358,725,
   $289,405,379,
   $185,334,133,
   $307,858,192,
   $520,638,060 and
   $496,139,469,
   respectively)               $250,696,131      $298,290,272      $192,344,214     $318,303,480      $537,183,153     $517,440,452
Cash                                 67,350                --                --               --                --               --
Receivables:
   Interest                       2,980,110         4,325,972         2,150,379        5,049,529         6,899,834        7,505,827
   Investments sold                 165,000                --                --               --                --               --
Unrealized appreciation
   on forward swaps                 642,663           146,052            54,268          579,016         1,075,627        1,162,220
Other assets                         16,097            44,478            16,528           42,563            56,725           66,590
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                 254,567,351       302,806,774       194,565,389      323,974,588       545,215,339      526,175,089
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                           --           156,257           654,622          752,782           343,506        1,059,704
Payable for investments
   purchased                        974,920                --                --               --                --               --
Floating rate obligations         3,576,000         4,258,000         3,536,000        9,170,000        10,096,000        9,698,000
Unrealized depreciation
   on forward swaps                      --                --            55,626               --                --               --
Accrued expenses:
   Management fees                  114,854           157,578           101,307          165,369           278,736          268,858
   Other                             69,578            75,871            34,291           80,240           126,035          106,976
Common share
   dividends payable                810,329           656,797           441,010          697,741         1,229,554        1,215,469
Preferred share
   dividends payable                    N/A            36,492            14,985           41,750            39,548           69,894
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities              5,545,681         5,340,995         4,837,841       10,907,882        12,113,379       12,418,901
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares,
   at liquidation value                 N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $249,021,670      $191,465,779      $121,727,548     $201,066,706      $341,101,960     $328,756,188
====================================================================================================================================
Common shares
   outstanding                   25,241,808        12,965,742         8,168,248       13,580,232        23,129,870       22,020,090
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by Common
   shares outstanding)         $       9.87      $      14.77      $      14.90     $      14.81      $      14.75     $      14.93
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares,
   $.01 par value
   per share                   $    252,418      $    129,657      $     81,682     $    135,802      $    231,299     $    220,201
Paid-in surplus                 237,577,056       181,322,684       113,901,601      189,659,207       322,552,272      306,793,653
Undistributed
   (Over-distribution of)
   net investment income           (189,797)          (42,624)          (57,947)         204,202          (697,633)        (525,730)
Accumulated net realized
   gain (loss) from
   investments and
   derivative transactions          401,924         1,025,117           793,489           43,191         1,395,302         (195,139)
Net unrealized appreciation
   (depreciation) of
   investments and
   derivative transactions       10,980,069         9,030,945         7,008,723       11,024,304        17,620,720       22,463,203
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $249,021,670      $191,465,779      $121,727,548     $201,066,706      $341,101,960     $328,756,188
====================================================================================================================================
Authorized shares:
   Common                       250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                            N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                      Year Ended August 31, 2007
                                                                                      CALIFORNIA
                                 CALIFORNIA       CALIFORNIA         CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                      VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                      (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               $13,085,755       $15,041,630       $ 9,729,818      $15,903,250      $ 27,025,272     $ 26,474,561
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   1,386,078         1,902,431         1,225,097        1,994,793         3,366,998        3,239,278
Preferred shares - auction fees         N/A           265,001           169,999          279,999           480,001          462,499
Preferred shares -
   dividend disbursing
   agent fees                           N/A            30,000            20,000           20,000            30,000           30,000
Shareholders' servicing agent fees
   and expenses                      34,534            18,428            11,740           17,021            25,486           23,325
Interest expense on floating rate
   obligations                       72,387           152,306            62,166          243,536           319,292          299,078
Custodian's fees and expenses        49,902            73,190            73,236           88,172           117,908          121,802
Directors' fees and expenses          6,670             7,463             4,843            8,122            13,268           12,643
Professional fees                    16,644            23,346            18,792           23,135            25,192           31,413
Shareholders' reports - printing
   and mailing expenses              36,989            28,726            20,066           30,115            43,085           42,102
Stock exchange listing fees           9,697             9,697             9,702            9,697             9,697            9,697
Investor relations expense           30,651            31,949            20,516           33,575            53,352           53,480
Other expenses                       10,674            30,548            24,531           31,079            35,735           34,872
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                     1,654,226         2,573,085         1,660,688        2,779,244         4,520,014        4,360,189
   Custodian fee credit             (27,277)          (38,179)          (24,020)         (38,178)          (48,372)         (52,605)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      1,626,949         2,534,906         1,636,668        2,741,066         4,471,642        4,307,584
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            11,458,806        12,506,724         8,093,150       13,162,184        22,553,630       22,166,977
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                      285,881           707,835         1,377,217           14,246           607,991          (86,120)
   Forward swaps                    116,800           731,300           (85,714)          55,300           802,400          (35,100)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                   (6,426,708)       (8,786,247)       (6,864,917)      (8,137,893)      (15,805,336)     (12,873,328)
   Forward swaps                    (56,964)         (556,393)           (1,358)        (117,109)         (424,362)         (28,727)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and
   unrealized gain (loss)        (6,080,991)       (7,903,505)       (5,574,772)      (8,185,456)      (14,819,307)     (13,023,275)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income              N/A        (3,344,706)       (2,275,505)      (3,463,790)       (6,274,053)      (6,134,827)
From accumulated
   net realized gains                   N/A          (208,558)               --         (261,799)         (290,571)        (175,677)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions
   to Preferred shareholders            N/A        (3,553,264)      $(2,275,505)      (3,725,589)       (6,564,624)      (6,310,504)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares
   from operations              $ 5,377,815       $ 1,049,955       $   242,873      $ 1,251,139      $  1,169,699     $  2,833,198
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                                                             CALIFORNIA
                                    CALIFORNIA VALUE (NCA)             PERFORMANCE PLUS (NCP)           CALIFORNIA OPPORTUNITY (NCO)
                               ------------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/07           8/31/06           8/31/07          8/31/06           8/31/07          8/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 11,458,806      $ 11,509,918      $ 12,506,724     $ 12,478,945       $ 8,093,150      $ 8,195,548
Net realized gain
   (loss) from:
   Investments                      285,881         1,153,412           707,835          636,401         1,377,217        1,867,329
   Forward swaps                    116,800                --           731,300               --           (85,714)              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (6,426,708)       (5,153,097)       (8,786,247)      (5,068,042)       (6,864,917)      (5,200,076)
   Forward swaps                    (56,964)          699,627          (556,393)         702,445            (1,358)              --
Distributions to
   Preferred Shareholders:
   From net
   investment income                    N/A               N/A        (3,344,706)      (2,949,820)       (2,275,505)      (1,827,655)
   From accumulated
   net realized gains                   N/A               N/A          (208,558)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 5,377,815         8,209,860         1,049,955       5,799,929           242,873        3,035,146
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (11,512,039)      (11,664,242)       (9,259,482)     (10,132,729)       (6,489,586)      (6,862,589)
From accumulated
   net realized gains              (712,571)       (1,458,977)         (683,961)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                 (12,224,610)      (13,123,219)       (9,943,443)     (10,132,729)       (6,489,586)      (6,862,589)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of distributions      --                --                 --              --           182,321           32,720
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable to
   Common shares from capital
   share transactions                    --                --                 --              --           182,321           32,720
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable to
   Common shares                 (6,846,795)       (4,913,359)       (8,893,488)      (4,332,800)       (6,064,392)      (3,794,723)
Net assets applicable
   to Common shares
   at the beginning
   of year                      255,868,465       260,781,824       200,359,267      204,692,067       127,791,940      131,586,663
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares
   at the end of year          $249,021,670      $255,868,465      $191,465,779     $200,359,267      $121,727,548     $127,791,940
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment income
   at the end of year          $   (189,797)     $   (136,562)     $    (42,624)    $    134,327      $    (57,947)    $    614,093
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                         CALIFORNIA                          CALIFORNIA                         CALIFORNIA
                                  INVESTMENT QUALITY (NQC)              SELECT QUALITY (NVC)                QUALITY INCOME (NUC)
                               ------------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/07           8/31/06           8/31/07          8/31/06           8/31/07          8/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 13,162,184      $ 13,104,675      $ 22,553,630     $ 22,764,430      $ 22,166,977     $ 22,335,523
Net realized gain (loss) from:
   Investments                       14,246         1,109,302           607,991        3,503,725           (86,120)         760,463
   Forward swaps                     55,300                --           802,400               --           (35,100)              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (8,137,893)       (5,269,926)      (15,805,336)     (11,039,966)      (12,873,328)      (9,421,002)
   Forward swaps                   (117,109)          696,124          (424,362)       1,499,989           (28,727)       1,190,947
Distributions to
   Preferred Shareholders:
   From net investment income    (3,463,790)       (3,059,941)       (6,274,053)      (5,098,860)       (6,134,827)      (5,165,819)
   From accumulated
   net realized gains              (261,799)         (110,537)         (290,571)        (435,734)         (175,677)        (102,178)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable to
   Common shares from operations  1,251,139         6,469,697         1,169,699       11,193,584         2,833,198        9,597,934
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net
   investment income             (9,533,321)      (10,857,398)      (17,364,648)     (19,733,775)      (16,895,802)     (18,578,772)
From accumulated
   net realized gains              (893,572)         (816,172)       (1,062,552)      (2,695,380)         (592,043)        (675,393)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares
   from distributions
   to Common shareholders       (10,426,893)      (11,673,570)      (18,427,200)     (22,429,155)      (17,487,845)     (19,254,165)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from
   Common shares issued to
   shareholders due to
   reinvestment of distributions         --                --           228,521          279,153           315,124               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable to
   Common shares from
   capital share transactions            --                --           228,521          279,153           315,124               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares              (9,175,754)       (5,203,873)      (17,028,980)     (10,956,418)      (14,339,523)      (9,656,231)
Net assets applicable to
   Common shares at
   the beginning of year        210,242,460       215,446,333       358,130,940      369,087,358       343,095,711      352,751,942
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year          $201,066,706      $210,242,460      $341,101,960     $358,130,940      $328,756,188     $343,095,711
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment income
   at the end of year          $    204,202      $    142,252      $   (697,633)    $    428,636      $   (525,730)    $    406,199
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2007, California Value (NCA) had outstanding when-issued/delayed delivery purchase commitments of $974,920. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued)


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                                         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                 --           --        3,600           --        1,400
   Series T                                              1,800           --           --        2,400           --
   Series W                                                640        2,200          880        1,680        3,000
   Series TH                                                --           --           --        3,600           --
   Series F                                              1,800          520           --           --        3,000
------------------------------------------------------------------------------------------------------------------
Total                                                    4,240        2,720        4,480        7,680        7,400
==================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended August 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended August 31, 2007, were as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations     $1,862,499    $3,924,452   $1,599,622   $6,267,967   $8,225,112   $7,698,222
Average annual interest
   rate and fees                           3.89%         3.88%        3.89%        3.89%        3.88%        3.89%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Notes to
FINANCIAL STATEMENTS (continued)


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                             CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                             VALUE (NCA)          PERFORMANCE PLUS (NCP)      OPPORTUNITY (NCO)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         8/31/07       8/31/06      8/31/07      8/31/06      8/31/07      8/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            --           --           --       11,448        2,119
==================================================================================================================
                                             CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                      INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)      QUALITY INCOME (NUC)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         8/31/07       8/31/06      8/31/07      8/31/06      8/31/07      8/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            --       15,014       18,202       20,362           --
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2007, were as follows:

                                                CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                 CALIFORNIA    PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                      VALUE           PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                      (NCA)          (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------------
Purchases                       $25,075,159    $58,904,131   $22,789,795   $49,458,208   $99,044,343   $96,176,868
Sales and maturities             21,436,521     54,637,782    19,068,495    40,140,734    89,939,360    86,209,598
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2007, the cost of investments was as follows:

                                                CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                  CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                       VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                       (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------------
Cost of investments             $236,729,476  $285,171,980  $181,776,636  $298,737,121  $510,703,387  $486,544,823
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2007, were as follows:

                                                  CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                    CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                         VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                         (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
--------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                    $12,108,926   $11,273,807   $ 8,499,143   $12,371,635   $20,915,916   $23,046,389
   Depreciation                     (1,712,278)   (2,406,504)   (1,461,639)   (1,966,351)   (4,515,301)   (1,832,495)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments   $10,396,648   $ 8,867,303   $ 7,037,504   $10,405,284   $16,400,615   $21,213,894
====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2007, the Funds' tax year end, were as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *   $669,390    $  503,111     $267,304     $656,393   $  648,990     $804,231
Undistributed net ordinary income **       2,895       120,842      156,498      258,241           --       44,293
Undistributed net long-term
   capital gains                         401,924     1,184,099      793,489      208,950    1,643,621          729
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2007, paid on September 4, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                        Notes to
                        FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Funds' tax years ended August 31, 2007 and August 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
2007                                       (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income ***             $11,560,751   $12,586,202   $8,568,752  $13,020,096  $23,676,926  $22,977,178
Distributions from net
   ordinary income **                      1,772        81,182      237,458       82,870      118,707       76,734
Distributions from net
   long-term capital gains ****          712,571       813,872           --    1,072,501    1,353,123      767,720
==================================================================================================================
                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
2006                                       (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                 $11,661,718   $13,221,167   $8,779,357  $14,049,482  $25,049,126  $23,992,654
Distributions from net
   ordinary income **                    123,685            --           --      102,358       15,963           --
Distributions from net
   long-term capital gains             1,337,816            --           --      837,876    3,131,114      777,570
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     August 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

California Quality Income (NUC) elected to defer net realized losses from investments incurred from November 1, 2006, through August 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $36,885 were treated as having arisen on the first day of the following taxable year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveenand a specific fund-level component, based only on the amount of assets within each individual Fund, and for California Value (NCA) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2007, the complex level fee rate was .1841%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

                        Notes to
                        FINANCIAL STATEMENTS (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch; however, the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. The Board of Directors of each Fund has approved a new investment management agreement with the Adviser. On October 12, 2007, at a meeting of the respective Funds' shareholders, California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) received the required number of shareholder votes to approve the new investment management agreements. The new agreements will take effect upon consummation of the merger of Nuveen Investments and Windy City.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by February 29, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2007, to shareholders of record on September 15, 2007, as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Dividend per share                        $.0365        $.0595       $.0605       $.0585       $.0580       $.0625
==================================================================================================================

                      Financial
                      HIGHLIGHTS

        Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                  Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment    Capital
                      Common                     Net       Income to        Gains to               Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders    holders       Total
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $10.14       $ .45       $(.23)            N/A             N/A      $ .22        $(.46)     $(.03)      $(.49)
2006                   10.33         .46        (.13)            N/A             N/A        .33         (.46)      (.06)       (.52)
2005                   10.20         .47         .21             N/A             N/A        .68         (.47)      (.08)       (.55)
2004                    9.93         .48         .34             N/A             N/A        .82         (.48)      (.07)       (.55)
2003                   10.27         .50        (.32)            N/A             N/A        .18         (.51)      (.01)       (.52)

CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   15.45         .96        (.60)           (.26)           (.02)       .08         (.71)      (.05)       (.76)
2006                   15.79         .96        (.29)           (.23)             --        .44         (.78)        --        (.78)
2005                   15.53         .97         .49            (.12)           (.01)      1.33         (.90)      (.17)      (1.07)
2004                   14.76         .99         .80            (.06)             --       1.73         (.96)        --        (.96)
2003                   15.32        1.02        (.58)           (.08)             --        .36         (.92)        --        (.92)
====================================================================================================================================
                                                          Total Returns
                                                      ---------------------
                                                                     Based
                             Ending                                     on
                             Common                    Based        Common
                              Share       Ending          on     Share Net
                          Net Asset       Market      Market         Asset
                              Value        Value       Value*        Value*
===========================================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------
Year Ended 8/31:
2007                         $ 9.87       $ 9.65        4.74%         2.11%
2006                          10.14         9.67        2.85          3.34
2005                          10.33         9.92       13.33          6.82
2004                          10.20         9.27        8.02          8.40
2003                           9.93         9.10       (3.55)         1.73

CALIFORNIA PERFORMANCE PLUS (NCP)
---------------------------------------------------------------------------
Year Ended 8/31:
2007                          14.77        14.07        3.21           .49
2006                          15.45        14.36        4.42          2.97
2005                          15.79        14.52        9.66          8.89
2004                          15.53        14.26        9.65         12.00
2003                          14.76        13.90       (1.30)         2.30
===========================================================================
                                                              Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                   Ratios to Average Net Assets
                                      Applicable to Common Shares                    Applicable to Common Shares
                                             Before Credit                                   After Credit**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $249,022         .65%            .62%            4.49%         .64%            .61%            4.51%           8%
2006                255,868         .64             .64             4.51          .63             .63             4.52           20
2005                260,782         .63             .63             4.54          .63             .63             4.54            4
2004                257,550         .65             .65             4.70          .65             .65             4.70           28
2003                250,749         .66             .66             4.84          .66             .66             4.85           24

CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                191,466        1.30            1.22             6.28         1.28            1.20             6.30           18
2006                200,359        1.23            1.23             6.28         1.22            1.22             6.29           11
2005                204,692        1.23            1.23             6.22         1.22            1.22             6.23            5
2004                201,307        1.26            1.26             6.48         1.25            1.25             6.49           16
2003                191,409        1.26            1.26             6.65         1.25            1.25             6.66           30
====================================================================================================================================

                                                       Floating Rate Obligations
                   Preferred Shares at End of Period       at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $    N/A       $   N/A      $   N/A        $3,576      $70,637
2006                  N/A           N/A          N/A            --           --
2005                  N/A           N/A          N/A            --           --
2004                  N/A           N/A          N/A            --           --
2003                  N/A           N/A          N/A            --           --

CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              106,000        25,000       70,157         4,258       70,860
2006              106,000        25,000       72,255            --           --
2005              106,000        25,000       73,276            --           --
2004              106,000        25,000       72,478            --           --
2003              106,000        25,000       70,144            --           --
================================================================================

N/A  Fund is not authorized to issue Preferred shares.

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  70-71 spread

                      Financial
                      HIGHLIGHTS (continued)

        Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                  Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment    Capital
                      Common                     Net       Income to        Gains to               Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders    holders       Total
====================================================================================================================================
CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $15.67       $ .99       $(.68)          $(.28)           $ --      $ .03        $(.80)      $ --      $ (.80)
2006                   16.14        1.00        (.41)           (.22)             --        .37         (.84)        --        (.84)
2005                   15.67        1.02         .50            (.12)             --       1.40         (.93)        --        (.93)
2004                   14.77        1.03         .88            (.06)             --       1.85         (.95)        --        (.95)
2003                   15.26        1.04        (.55)           (.07)             --        .42         (.91)        --        (.91)

CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   15.48         .97        (.59)           (.26)           (.02)       .10         (.70)      (.07)       (.77)
2006                   15.86         .96        (.24)           (.23)           (.01)       .48         (.80)      (.06)       (.86)
2005                   15.65         .98         .40            (.13)           (.01)      1.24         (.92)      (.11)      (1.03)
2004                   15.09        1.00         .70            (.06)           (.01)      1.63         (.97)      (.10)      (1.07)
2003                   15.78        1.06        (.71)           (.08)             --        .27         (.94)      (.02)       (.96)
====================================================================================================================================
                                                     Total Returns
                                                 ---------------------
                                                                Based
                        Ending                                     on
                        Common                    Based        Common
                         Share       Ending          on     Share Net
                     Net Asset       Market      Market         Asset
                         Value        Value       Value*        Value*
======================================================================
CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------
Year Ended 8/31:
2007                    $14.90       $14.36       (1.62)%         .07%
2006                     15.67        15.36        4.02          2.47
2005                     16.14        15.61       15.00          9.19
2004                     15.67        14.45       10.63         12.86
2003                     14.77        13.95       (2.45)         2.73

CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------
Year Ended 8/31:
2007                     14.81        13.74       (1.03)          .57
2006                     15.48        14.63        2.73          3.21
2005                     15.86        15.10        9.33          8.18
2004                     15.65        14.80        8.94         11.11
2003                     15.09        14.61         .29          1.60
======================================================================
                                                              Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                    Applicable to Common Shares
                                               Before Credit                                   After Credit**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $121,728        1.31%           1.26%            6.37%        1.29%           1.24%            6.39%          10%
2006                127,792        1.26            1.26             6.43         1.24            1.24             6.45           18
2005                131,587        1.25            1.25             6.42         1.25            1.25             6.43            7
2004                127,743        1.28            1.28             6.72         1.28            1.28             6.73           13
2003                120,437        1.27            1.27             6.74         1.26            1.26             6.75           16

CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                201,067        1.34            1.22             6.32         1.32            1.20             6.33           12
2006                210,242        1.22            1.22             6.28         1.21            1.21             6.29           11
2005                215,446        1.21            1.21             6.24         1.20            1.20             6.25            5
2004                212,509        1.22            1.22             6.48         1.22            1.22             6.49           20
2003                204,974        1.21            1.21             6.73         1.21            1.21             6.73           26
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $ 68,000       $25,000      $69,753        $3,536      $54,656
2006               68,000        25,000       71,982            --           --
2005               68,000        25,000       73,377            --           --
2004               68,000        25,000       71,964            --           --
2003               68,000        25,000       69,278            --           --

CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              112,000        25,000       69,881         9,170       35,140
2006              112,000        25,000       71,929            --           --
2005              112,000        25,000       73,091            --           --
2004              112,000        25,000       72,435            --           --
2003              112,000        25,000       70,753            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  72-73 spread

                        Financial
                        HIGHLIGHTS (continued)

     Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                  Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment    Capital
                      Common                     Net       Income to        Gains to               Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders    holders       Total
====================================================================================================================================
CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                  $15.49       $ .98       $(.64)          $(.27)          $(.01)     $ .06       $ (.75)     $(.05)     $ (.80)
2006                   15.98         .99        (.27)           (.22)           (.02)       .48         (.85)      (.12)       (.97)
2005                   15.63        1.02         .53            (.13)           (.01)      1.41         (.96)      (.10)      (1.06)
2004                   14.93        1.04         .77            (.06)           (.01)      1.74         (.97)      (.07)      (1.04)
2003                   15.53        1.05        (.63)           (.07)             --        .35         (.94)      (.01)       (.95)

CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                   15.60        1.01        (.59)           (.28)           (.01)       .13         (.77)      (.03)       (.80)
2006                   16.03        1.02        (.35)           (.23)             --        .44         (.84)      (.03)       (.87)
2005                   15.49        1.04         .69            (.13)           (.01)      1.59         (.97)      (.08)      (1.05)
2004                   14.85        1.05         .73            (.07)             --       1.71        (1.02)      (.05)      (1.07)
2003                   15.84        1.08        (.87)           (.07)           (.01)       .13        (1.00)      (.12)      (1.12)
====================================================================================================================================
                                                        Total Returns
                                                    ---------------------
                                                                   Based
                           Ending                                     on
                           Common                    Based        Common
                            Share       Ending          on     Share Net
                        Net Asset       Market      Market         Asset
                            Value        Value       Value*        Value*
=========================================================================
CALIFORNIA SELECT
QUALITY (NVC)
-------------------------------------------------------------------------
Year Ended 8/31:
2007                       $14.75       $13.97       (3.40)%         .29%
2006                        15.49        15.25        3.63          3.21
2005                        15.98        15.69       13.70          9.33
2004                        15.63        14.81       12.38         11.97
2003                        14.93        14.14       (2.78)         2.24

CALIFORNIA QUALITY
INCOME (NUC)
-------------------------------------------------------------------------
Year Ended 8/31:
2007                        14.93        14.08       (2.92)          .74
2006                        15.60        15.28        2.90          2.96
2005                        16.03        15.73       12.30         10.57
2004                        15.49        15.00        9.67         11.76
2003                        14.85        14.67       (2.38)          .71
=========================================================================
                                                               Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                    Applicable to Common Shares
                                               Before Credit                                   After Credit**
                              --------------------------------------------  --------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007               $341,102        1.28%           1.19%            6.36%        1.26%           1.17%            6.37%          16%
2006                358,131        1.20            1.20             6.38         1.19            1.19             6.39           16
2005                369,087        1.19            1.19             6.44         1.18            1.18             6.44            8
2004                360,938        1.21            1.21             6.78         1.20            1.20             6.78           14
2003                344,892        1.20            1.20             6.78         1.20            1.20             6.78           20

CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2007                328,756        1.28            1.20             6.51         1.27            1.18             6.53           16
2006                343,096        1.21            1.21             6.54         1.20            1.20             6.55           12
2005                352,752        1.20            1.20             6.62         1.20            1.20             6.63            6
2004                340,873        1.22            1.22             6.89         1.21            1.21             6.89           16
2003                326,280        1.22            1.22             6.90         1.21            1.21             6.91           46
====================================================================================================================================

                                                       Floating Rate Obligations
                   Preferred Shares at End of Period       at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
CALIFORNIA SELECT QUALITY (NVC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007             $192,000       $25,000      $69,414       $10,096      $53,803
2006              192,000        25,000       71,632            --           --
2005              192,000        25,000       73,058            --           --
2004              192,000        25,000       71,997            --           --
2003              192,000        25,000       69,908            --           --

CALIFORNIA QUALITY INCOME (NUC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2007              185,000        25,000       69,427         9,698       53,975
2006              185,000        25,000       71,364            --           --
2005              185,000        25,000       72,669            --           --
2004              185,000        25,000       71,064            --           --
2003              185,000        25,000       69,092            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  74-75 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Director (since 1994) and Chairman (since
   3/28/49                     Chairman of           1994                               1996) and Non-Executive Chairman (since July
   333 W. Wacker Drive         the Board             ANNUAL                177          1, 2007) formerly, Chief Executive Officer
   Chicago, IL 60606           and Board Member                                         (1996-June 30, 2007) of Nuveen Investments,
                                                                                        Inc. and Nuveen Asset Management and certain
                                                                                        other subsidiaries of Nuveen Investments,
                                                                                        Inc.; formerly, Director (1992-2006) of
                                                                                        Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             177
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             177          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              177          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director, SS&C Technologies, Inc. (May
                                                                                        2005-October 2005).


                                       76

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              177          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Board of Regents, Luther
                                                                                        College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Board of Directors, Milwaukee Repertory
                                                                                        Theater.

[] WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                               a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL                177          Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                                    (retired, 2004) of Miller-Valentine Group;
                                                                                        formerly, Vice President, Miller-Valentine
                                                                                        Realty; Board Member, Chair of the Finance
                                                                                        Committee and member of the Audit Committee
                                                                                        of Premier Health Partners, the
                                                                                        not-for-profit company of Miami Valley
                                                                                        Hospital; Vice President, Dayton
                                                                                        Philharmonic Orchestra Association; Board
                                                                                        Member, Regional Leaders Forum, which
                                                                                        promotes cooperation on economic development
                                                                                        issues; Director, Dayton Development
                                                                                        Coalition; formerly, Member, Community
                                                                                        Advisory Board, National City Bank, Dayton,
                                                                                        Ohio and Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               177          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               177          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission on
                                                                                        Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).


                                       77

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  177          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc., Assistant Secretary
                                                                                        (since 2003) of Symphony Asset Management
                                                                                        LLC.

[] WILLIAMS ADAMS IV                                                                    Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  119          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.

[] JULIA L. ANTONATOS                                                                   Managing Director (since 2005), formerly
   9/22/63                                                                              Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  177          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  119          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  177
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
   11/28/67                                                                             Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  177          Inc.; Vice President and Treasurer of Nuveen
   Chicago, IL 60606                                                                    Asset Management (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC. (since
                                                                                        2002); Rittenhouse Asset Management, Inc.
                                                                                        (since 2003), Tradewinds NWQ Global
                                                                                        Investors, LLC (since 2006), Santa Barbara
                                                                                        Asset Management, LLC (since 2006) and
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Treasurer of
                                                                                        Symphony Asset Management LLC (since 2003);
                                                                                        formerly, Vice President and Treasurer
                                                                                        (1999-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3),
                                                                                        Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  177          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] WILLIAM M. FITZGERALD                                                                Managing Director (since 2002), formerly,
   3/2/64                                                                               Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995                  177          Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                                    Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(3); Managing Director (since
                                                                                        2001) of Nuveen Asset Management; Vice
                                                                                        President (since 2002) of Nuveen Investments
                                                                                        Advisers Inc.; Chartered Financial Analyst.


                                       78

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  177          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                         Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003                  177          General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                           Investments, LLC; Assistant Vice President
                                                                                        and Assistant Secretary of the Nuveen Funds
                                                                                        (2003-2006); previously, Associate
                                                                                        (2001-2003) at the law firm of Vedder,
                                                                                        Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  177          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   (since 1999).
   8/27/61
   333 W. Wacker Drive         Vice President        2002                  177
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  177          Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                                and Assistant Secretary of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3); Vice President (since 2005) and
                                                                                        Assistant Secretary of Nuveen Investments,
                                                                                        Inc.; Vice President (since 2005) and
                                                                                        Assistant Secretary (since 1997) of Nuveen
                                                                                        Asset Management; Vice President (since
                                                                                        2000), Assistant Secretary and Assistant
                                                                                        General Counsel (since 1998) of Rittenhouse
                                                                                        Asset Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ Investment
                                                                                        Management Company, LLC (since 2002),
                                                                                        Symphony Asset Management LLC (since 2003),
                                                                                        Tradewinds NWQ Global Investors, LLC, Santa
                                                                                        Barbara Asset Management LLC (since 2006)
                                                                                        and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007).

[] KEVIN J. MCCARTHY                                                                    Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                           (since 2007); Vice President, and Assistant
   333 W. Wacker Drive         and Secretary         2007                  177          Secretary, Nuveen Asset Management,
   Chicago, IL 60606                                                                    Rittenhouse Asset Management, Inc., Nuveen
                                                                                        Investment Advisers Inc., Nuveen Investment
                                                                                        Institutional Services Group LLC, NWQ
                                                                                        Investment Management Company, LLC,
                                                                                        Tradewinds Global Investors LLC,
                                                                                        NWQHoldings, LLC, Symphony Asset Management
                                                                                        LLC, Santa Barbara Asset Management LLC,
                                                                                        Nuveen HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. (since 2007). prior
                                                                                        thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                                        (1997-2007)

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                                                                              Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  177          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being Non-Executive Chairman of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I.   APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E.   INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.   PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.   FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.   INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F.   OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G.   CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

     NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

     By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

     It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

     EASY AND CONVENIENT

     To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

     HOW SHARES ARE PURCHASED

     The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

     FLEXIBLE

     You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

     You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

     The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

     CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

     For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION


Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In February 2007, the Board of Directors voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio manager greater flexibility to achieve its investment objectives.

In May 2007, the Funds' Board of Directors voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF DIRECTORS
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:       www.nuveen.com/etf

                                        Share prices
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                                                                     EAN-A-0807D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Nuveen California Municipal Market Opportunity Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)  BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------
August 31, 2007                         $ 11,483                $ 0                $ 500              $ 3,100
--------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------
August 31, 2006                         $ 10,927                $ 0                $ 400              $ 2,900
--------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                        AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                                       BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                          AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                         SERVICE PROVIDERS    SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------
August 31, 2007                                 $ 0                $     0                  $ 0
--------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------
August 31, 2006                                 $ 0                $ 2,400                  $ 0
--------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
------------------------------------------------------------------------------------------------------------------------
August 31, 2007                               $ 3,600                $     0                      $ 0            $ 3,600
August 31, 2006                               $ 3,300                $ 2,400                      $ 0            $ 5,700

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER


The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND

Scott R. Romans        Nuveen California Municipal Market Opportunity Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                            TYPE OF ACCOUNT                        NUMBER OF
PORTFOLIO MANAGER               MANAGED                ACCOUNTS     ASSETS
------------------ ----------------------------------------------------------
 Scott R. Romans   Registered Investment Company          28     $ 5.943 billion
                   Other Pooled Investment Vehicles       0      $0
                   Other Accounts                         3      $.52 million

o Assets are as of August 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 51,709 securities with an aggregate current market value of $999 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the August 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.


--------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Scott R. Romans      Nuveen California Municipal Market Opportunity Fund, Inc.     $0           $10,000-$50,000
--------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Market Opportunity Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: November 9, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 9, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 9, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.